                                                                   Exhibit 10.14




                          SAVINGS AND PROTECTION PLAN

                               JOINDER AGREEMENT

                                (EQUITABLE LIFE)

                               (HOURS OF SERVICE)

                                     (1989)

                          SAVINGS AND PROTECTION PLAN
                          ---------------------------

                               TABLE OF CONTENTS
                               -----------------

 ARTICLE                                                          PAGE
---------                                                         ----

   I.           Purpose                                              1

  II.           Definitions                                          2

 III.           Participation and Service                           19

  IV.           Contributions; In-Service Withdrawals;
                Loans                                               21

   V.           Allocation of Employer Contributions
                and Forfeitures                                     41

  VI.           Allocation of Trust Fund Earnings                   45

 VII.           Vesting; Benefits on Termination
                of Employment                                       47

VIII.           Benefits on Retirement or Disability                52

  IX.           Benefits on Death                                   58

   X.           Administration of the Plan                          62

  XI.           Amendments and Termination of the Plan              69

 XII.           Top-Heavy Provisions                                71

XIII.           General Provisions                                  78

                Schedule A, Savings and Protection Plan,
                Joinder Agreement                                   83


                                   ARTICLE I
                                   ---------

                                    PURPOSE
                                    -------



     1.1  Intention.  This Plan has been adopted by the Employer to provide for
          ---------
the payment of benefits on account of retirement, death, or total disability to or for the benefit of certain of its Employees who are eligible to participate hereunder. The Plan is intended to qualify under applicable provisions of the Code, ERISA, and similar provisions of state law as a cash or deferred profit sharing plan.

     1.2  Effective Date.  The initial Effective Date of this Plan (or, as
          --------------
appropriate, the Effective Date of an amendment to an existing plan) shall be the date provided in the Joinder Agreement. No individual shall become a Participant in the Plan unless he is an Eligible Employee on or after the Effective Date of this Plan.

                                   ARTICLE II
                                   ----------

                                  DEFINITIONS
                                  -----------



     Except as otherwise clearly indicated by context, the masculine shall include the feminine, the singular shall include the plural, and vice-versa.

     2.1  General.  The following terms, when capitalized, shall have the
          -------
meaning specified below unless the context clearly indicates to the contrary. Additional defined terms are found in Article XII.

     2.2  "Account" shall mean, with respect to a Participant, each of the
           -------
separate accounts established and maintained in the records of the Recordkeeper which represent the Participant's interest in the Trust Fund.

     2.3  "Actuarial Equivalent" shall mean a benefit in a form which, as of the
           --------------------
date of reference, has the same single-sum dollar value as the benefit expressed in an alternative form. The actuarial equivalent shall be based on the factors and assumptions utilized by the insurance company from which the Employer directs the purchase of annuity contracts for the purpose of providing benefits under the Plan.

     2.4  "ACP Test" shall mean the test described in Section 4.3(c).
           --------

     2.5  "Actual Contribution Percentage" shall mean, for a specific group of
           ------------------------------
Eligible Employees, the average of the ratios, expressed as a percentage, calculated separately for each Eligible Employee in the group, of:

          (a) the Matching Contributions and such other Contributions which are required or permitted to be aggregated with Matching Contributions made on behalf of such Eligible Employee for the Plan Year to
                                       --

     (b) such Eligible Employee's Compensation for that Plan Year; however, for any Plan Year beginning before January 1, 1992, Compensation attributable to a period before the Eligible Employee becomes a Participant shall not be taken into account, and for Plan Years beginning after 1988, Compensation in this clause shall be limited to $200,000 or such greater amount as may be described by appropriate governmental authorities.

     For purposes of this Section, an Eligible Employee is any Employee who is directly or indirectly eligible to receive an allocation of Matching Contributions under the Plan. In the case of an Eligible Employee who makes no Deferrals and receives no Matching Contributions, the ratio described above shall be zero.

     For purposes of this Section, each Eligible Employee's Actual Contribution Percentage shall be rounded to the nearer one-hundredth of one percent of the Eligible Employee's Compensation.

     At the Plan Administrator's discretion, Deferrals may be added to Matching Contributions in computing the ratio described in the preceding paragraph. Similarly, at the Plan Administrator's discretion, Qualified Nonelective Contributions, if any, and Qualified Matching Contributions, if any and to the extent not already used in determining the Actual Deferral Percentage, may be added to Matching Contributions in computing the ratio described in the preceding paragraph. However, Deferrals, Qualified Nonelective Contributions and/or Qualified Matching Contributions may be added to Matching Contributions in computing the ratio described above only if such Deferrals, Qualified Nonelective, and/or Qualified Matching Contributions satisfy the requirements of IRS Reg. (S)l.401(m)-l(b)(5).

     If in any Plan Year a Highly Compensated Employee is an Eligible Employee in this Plan and in any other plan(s) maintained by the Employer or Related Company to which matching contributions (as defined in section 401(m)(4)(A) of the Code) or Employee contributions are made, then, in determining the ratio described above for such Highly Compensated Employee, all such contributions shall be aggregated in determining the Aggregate Matching Contribution Rate.
If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements with plan years ending with or within the same calendar year shall be treated as a single arrangement.

     If this Plan is treated, for purposes of section 401(a) (4) or 410(b) of the Code, as one plan with any other plan(s) maintained by the Employer or a Related Company to which matching contributions, Employee contributions, or elective deferrals are made, this Plan and such other plan(s) shall be treated as one plan in determining the Actual Contribution Percentage. For Plan Years beginning after December 31, 1989, plans that are aggregated in order to satisfy section 401(m) of the Code must have the same plan year.

     If a Highly Compensated Employee is subject to the family aggregation rules of Code section 414(q)(6) because he is either a five-percent owner of the Employer or one of the 10 most highly paid employees, the family group (as described in Section 2.29 of the Plan) shall be treated as one Highly Compensated Employee for purposes of determining the Actual Contribution Percentage. The Matching Contributions, amounts treated as Matching Contributions, and the Compensation of the members of the family group shall be combined in calculating the Actual Contribution Percentage. Except to the extent taken into account in the preceding sentence, the Matching Contributions, amounts treated as Matching Contributions, and Compensation of all family members are disregarded in determining the Actual Contribution Percentages for the groups of Highly Compensated Employees and Non-Highly Compensated Employees.

     2.6  "Actual Deferral Percentage" shall mean, for a specific group of
           --------------------------
Eligible Employees, the percentage determined by averaging the Deferral rates of such Eligible Employees. An Eligible Employee's Deferral rate shall be determined by dividing:

          (a) the sum of (1) the Eligible Employee's Deferrals (if any) for the Plan Year, and (2) at the election of the Plan Administrator, Qualified Matching and/or Qualified Nonelective Contributions made to this Plan (provided such Qualified Matching and/or Qualified Nonelective Contributions satisfy the requirements of IRS Reg. (S)l.401(k)-l(b)(5), and are not included in the numeration of the Actual Contribution Percentage)

                                       by

          (b) the Eligible Employee's Compensation for the Plan Year; however, for any Plan Year beginning before January 1, 1992, Compensation attributable to a period before the Eligible Employee becomes a Participant shall not be taken into account and, for Plan Years beginning after 1988, Compensation in this clause shall be limited to $200,000 or such greater amount as may be described by appropriate governmental authorities.

     In determining the Actual Deferral Percentage of an Eligible Employee who is a Highly Compensated Employee, the numerator described in clause (a) above shall include any Excess Deferral made in the Plan Year. In the case of an Eligible Employee who is not a Highly Compensated Employee, the numerator shall not include any Excess Deferral.

     For purposes of this Section, an Eligible Employee is any Employee who is directly or indirectly eligible to receive an allocation of Matching Contributions under the Plan. In the case of an Eligible Employee who makes no Deferrals and receives no Matching Contributions, the ratio described above shall be zero.

     For purposes of this Section, each Eligible Employee's Actual Deferral Percentage shall be rounded to the nearer one- hundredth of one percent of the Eligible Employee's Compensation.

     If in any Plan Year a Highly Compensated Employee is an Eligible Employee in this Plan and in any other cash or deferred arrangement(s) (as described in section 401(k) of the Code) maintained by the Employer or a Related Company then, in determining the ratio described above for such Highly Compensated Employee, this Plan and the other cash or deferred arrangement(s) shall be treated as one plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements with plan years ending with or within the same calendar year shall be treated as a single arrangement.

     If this Plan is treated, for purposes of section 401(a)(4) or 410(b) of the Code, as one plan with any other cash or deferred arrangement(s) maintained by the Employer or a Related Company, this Plan and the other cash or deferred arrangement(s) shall be treated as one plan in determining the Actual Deferral Percentage. For Plan Years beginning after December 31, 1989, plans that are aggregated must have the same plan year.

     If a Highly Compensated Employee is subject to the family aggregation rules of Code section 414(q)(6) because he is either a five-percent owner of the Employer or one of the 10 most highly paid employees, the family group (as described in Section 2.29 of the Plan) shall be treated as one Highly Compensated Employee for purposes of determining the Actual Deferral Percentage. The Deferrals, amounts treated as Deferrals, and the Compensation of the members of the family group shall be combined in calculating the Actual Deferral Percentage. Except to the extent taken into account in the preceding sentence, the Deferrals, amounts treated as Deferrals, and Compensation of all family members are disregarded in determining the Actual Deferral Percentages for the groups of Highly Compensated Employees and Non-Highly Compensated Employees.

     2.7  "ADP Test" shall mean the test described in Section 4.2(d).
           --------

     2.8  "Annual Additions" shall mean the sum of (a) Basic Contributions,
           ----------------
Matching Contributions, Deferrals, Qualified Matching Contributions, Qualified Nonelective Contributions, Excess Deferrals, Excess Aggregate Contributions, and Excess

Contributions, (b) forfeitures, and (c) the Participant's after-tax contributions (excluding Rollover Contributions), if any, allocated in any Limitation Year to a Participant's Accounts under this and any other defined contribution plan maintained by the Employer or any Related Company. The Annual Additions for any Limitation Year beginning before 1987 shall not be recomputed to treat all of a Participant's own Contributions as Annual Additions.

     Any Excess Aggregate Contributions, Excess Contributions, and Excess Deferrals shall be included in determining a Participant's Annual Additions for the Limitation Year for which such excess amounts are contributed to the Plan.

     2.9  "Annuity Starting Date" shall mean (a) the first day of the period for
           ---------------------
which an amount is payable as an annuity under the Plan (whether by reason of death, Retirement, or Disability), or (b) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant or his spouse or beneficiary to such benefit.

     2.10 "Basic Contributions" shall mean the amounts contributed to the Trust
           -------------------
Fund pursuant to Item 14 of the Joinder Agreement.

     2.11 "Break in Service" shall mean receiving credit for not more than 500
           ----------------
Hours of Service during the 12-month period of any Plan Year.

          (a) Notwithstanding the foregoing, if an employee is absent for one or more of the following reasons, he shall be credited with an Hour of Service, solely for purposes of this Section, for each Hour of Service for which he would have received credit if he had continued in the active employ of the Employer during the period of absence:

               (1) layoff for a period not in excess of one year;


               (2) leave of absence with approval of the Plan Administrator for a period not in excess of one year, unless such period is extended by the Plan Administrator;

               (3) military service such that his right to reemployment is protected by law.

          (b) If an employee is absent from work by reason of pregnancy, childbirth, or adoption, or for purposes of the care of such employee's child immediately after birth or adoption such employee shall be credited, solely for purposes of this Section, with the Hours of Service which would have been credited to such individual but for such absence, or, if such hours cannot be determined, at the rate of eight hours per normal workday, except that the total number of hours treated as Hours of Service under this Subsection (b) shall not exceed 501.

          (c) the hours described in Subsection (b) shall be treated as Hours of
Service:

               (1) only in the Plan Year in which the absence from work begins, if an employee would be prevented from incurring a Break in Service in such Plan Year solely because the period of absence is treated as Hours of Service under Subsection (b) ; or

               (2)  in any other case, the immediately   following Plan Year.

     2.12 "Code" shall mean the Internal Revenue Code of
           ----
1986, as amended from time to time.

     2.13 "Compensation" shall mean Compensation as described in Item 26 of the
           ------------
Joinder Agreement. Compensation shall include Deferrals under this Plan and earnings deferred or waived by a Participant pursuant to a salary reduction arrangement under this Plan or any other cash or deferred arrangement(s) or cafeteria plan of the Employer. Compensation shall also include the earned income of a Self-Employed Individual, as defined in section 401(c) (2) of the Code.

     Effective for Plan Years beginning after December 31, 1988, Compensation shall not be more than $200,000 (or such greater amount as may be prescribed by appropriate governmental authorities). In the case of a Plan Year beginning after 1988 which is less than 12 months long, the dollar limit on Compensation shall be determined by multiplying $200,000 by a fraction, the numerator of which is the number of full calendar months occurring in the short Plan Year, and the denominator of which is 12.

     If, in a given Plan Year, a Participant is a five percent (5%) owner of the Company or one of the 10 Highly Compensated Employees who receive the most pay from the Company and all Affiliated Companies, and if any such Participant's family members are also Participants in the Plan, the Participant and his family member(s) shall be considered to be one Participant for purposes of applying the dollar limit on Compensation described in the preceding paragraph. For purposes of this paragraph, a Participant's "family members" are his spouse and his lineal descendants who have not attained age 19 by the end of the Plan Year in question. If, as a result of the application of such rules, the adjusted $200,000 limitation is exceeded, the limitation shall be prorated among the affected individuals in proportion to each individual's Compensation as determined under this Section prior to the application of the limitation.

     2.14 "Contributions" shall mean (a) as to a Participant, his Deferrals and
           -------------
Rollover Contributions, and (b) as to the Employer, its Basic, Matching, Qualified Matching, Qualified Nonelective, and top-heavy minimum Contributions.

     2.15 "Deferrals" shall mean Contributions made by the Employer for a
           ---------
Participant out of amounts which would otherwise have been paid to the Participant as salary or wages, pursuant to a salary reduction agreement between the Employer and the Participant.

     2.16 "Disability" shall mean (a) for a Participant covered under a long-
           ----------
term disability plan sponsored by the Employer, a disability of a nature which enables the Participant to qualify for and to receive disability benefits under such long-term disability plan; (b) for a Participant who is not covered under a long-term disability plan sponsored by the Employer, his permanent inability to perform his customary duties for the Employer due to a mental or physical condition which can be expected to result in death or be of a long, continued, and indefinite duration. Determination of whether a Participant who is not covered under a long-term disability plan sponsored by the Employer is suffering a Disability and the date on which the Disability commenced shall be made solely by the Plan Administrator and shall be based on a medical certificate from a physician or physicians found to be satisfactory by the Plan Administrator.

     2.17 "Early Retirement Date" shall mean the first day of the calendar
           ---------------------
month in which the Participant attains the age designated in Item 8 of the Joinder Agreement and terminates employment with the Employer and all Related Companies.

     2.18 "Effective Date" shall mean the date designated in Item 2 of the
           --------------
Joinder Agreement.

     2.19 "Eligible Employee" shall mean any Employee eligible to participate in
           -----------------
this Plan under Section 3.1.

     2.20 "Employee" means any person who is employed by the Employer in an
           --------
eligible classification (as designated in Item 7 of the Joinder Agreement) including Self-Employed Individuals but excluding any person (a) who is retained as an independent contractor, or (b) who is covered by a collective bargaining agreement unless such collective bargaining agreement specifically provides for participation hereunder, or (c) unless so specified in Item 7 of the Joinder Agreement, who is a part- time employee regularly scheduled to perform fewer than 19 Hours of Service per week and has not completed at least 1,000 Hours of Service in a Plan Year. Employees of Related Companies shall be entitled to participate in the Plan only if such Related Companies adopt the Plan. Unless so specified in the Joinder Agreement, the term Employee shall not include any person who is a leased employee, whether or not such person is a leased Employee within the meaning of section 414(n) of the Code.

     The term "leased employee" means any person (other than an employee of the Employer) who is pursuant to an agreement between the Employer and any other person ("leasing organization") has performed services for the Employer (or for related persons determined in accordance with section 414(n) (6) of the Code) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the Employer. Contributions or benefits provided to a leased employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer.

     A leased employee shall not be considered an employee of the Employer if:
(i) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in section 415(c) (3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under section 125, section 402(a)(8), section 402(h), or section 403(b) of the Code, (2) immediate participation, and (3) full and immediate vesting; and (ii) leased employees do not constitute more than twenty percent (20%) of the Employer's nonhighly compensated workforce.

     2.21 "Employer" shall mean the organization named in Item 1 of the
           --------
Joinder Agreement, any additional organization which adopts the Plan, and any successor entity which continues the Plan. The Employer shall, except as otherwise provided in this Plan, act through the Plan Administrator. Where required by the provisions of this Plan, a Related Company which has not adopted the Plan may be treated as the Employer.

     2.22 "Employer Contribution Account" shall mean the Account of each
           -----------------------------
Participant to which Basic or Matching Contributions and forfeitures (if allocated pursuant to the method specified in Item 20(a) of the Joinder Agreement) and top-heavy minimum Contributions, if any, are credited, together with gains and losses thereon.

     2.23 "Entry Date" shall mean each date specified in Item 10 of the Joinder
           ----------
Agreement.

     2.24 "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended from time to time.

     2.25 "Excess Aggregate Contributions" shall means, for a given Plan Year,
           ------------------------------
the excess of (a) the amount of those contributions made by or on behalf of a Highly Compensated Employee which are taken into account for purposes of the ACP Test in that Plan Year, over (b) the maximum amount of such contributions permitted to be made for that Plan Year, as determined by the Plan Administrator under Section 4.3(c).

     2.26 "Excess Contributions" shall mean, for a given Plan year, the excess
           --------------------
of (a) the amount of Deferrals made on behalf of a Highly Compensated Employee in that Plan Year, over (b) the maximum amount of Salary Reduction Savings permitted to be made for that Plan Year, as determined by the Plan Administrator under Section 4.2(d).

     2.27 "Excess Deferral" shall mean the excess of (a) the amount of Deferrals
           ---------------
plus any other elective deferrals (as defined in section 402(g)(3)(A) of the Code) made on behalf of an individual in the individual's taxable year over (b) $7,000 (as adjusted to reflect cost-of-living increases), or, if applicable, the lesser amount described in Section 4.8(b)(3)(B)(iii).

     2.28 "401(k) Account" shall mean the Account of each Participant to which
           --------------
his Deferrals are credited, together with the gains and losses thereon. All 401(k) Accounts shall be fully vested at all times.

     2.29 "Highly Compensated Employee" for a given Plan Year shall be the
           ---------------------------
Highly Compensated Active and Former Employees who are described below. The determination as to whether an employee is a Highly Compensated Employee shall be made in accordance with section 414(q), the regulations thereunder, and the rules described below.

          (a) (1) "Highly Compensated Active Employee" shall mean any employee who performs service for the Employer during the Determination Year and who:

          (A) was at any time during either the Determination Year or the Look-Back Year a five-percent (5%) owner of the Employer;

          (B) had Income during the Look-Back Year which is in excess of $75,000 (as adjusted by the Internal Revenue Service to reflect cost-of-living increases);

          (C) had Income during the Look-Back Year which is in excess of $50,000 (as adjusted by the Internal Revenue Service to reflect cost-of-living increases), provided that the employee is also in the Top-Paid Group for the Look-Back Year;

          (D) was at any time during the Look-Back Year an officer of the Employer who had Income which is in excess of fifty percent (50%) of the amount in effect under section 415(b) (1) (A) of the Code for the calendar year in which the Look- Back Year begins (or, if there is no such officer, the highest-paid officer of the Employer);

          (E) had Income during the Determination Year which is in excess of $75,000 (as adjusted by the Internal Revenue Service to reflect cost-of-living increases) and is one of the 100 employees who have the most Income during the Determination Year;

          (F) had Income during the Determination Year which is in excess of $50,000 (as adjusted by the Internal Revenue Service to reflect cost-of-living increases), provided that the employee is also in the Top-Paid Group for the Determination Year and is one of the 100 employees who have the most Income during the Determination Year; or

          (G) was at any time during the Determination Year an officer of the Employer who had Income which is in excess of fifty percent (50%) of the amount in effect under section 415(b) (1) (A) of the Code for the calendar year in which the Determination Year begins (or, if there is no such officer, the highest-paid officer of the Employer) and is also one of the 100 employees who have the most Income during the Determination Year.

     For purposes of Subsections (a) (1) CD) and (a) (1) (G), no more than 50 employees (or, if less, the greater of three employees or ten percent (10%) of the employees) shall be treated as officers.

          (2) "Determination Year" shall mean the Plan Year for which the determination of Highly Compensated Employees is being made. "Look-Back Year" shall mean the 12 months preceding the Determination Year.

          (3) "Income" shall mean Limitation Compensation, including elective deferrals under sections 125 and 402(a)(8) of the Code.

          (4) "Top-Paid Group" shall mean the group consisting of the top twenty percent (20%) of employees of the Employer for the Look-Back Year or Determination Year, when employees are ranked on the basis of Income paid during the relevant year. Solely for purposes of determining the number of employees to be included in such group, the following employees shall not be counted:

               (A) employees who have not completed six months of employment by the end of the relevant year;

               (B) employees who are normally scheduled to work fewer than 17-1/2 hours per week;

               (C) employees who normally work not more than six months during any year;

               (D) employees who have not attained age 21 by the end of the relevant year: and

               (E) employees who are non-resident aliens who receive no U.S. source income from the Employer or any Related Company.

     Employees covered by a collective bargaining agreement shall be counted in determining the number of employees to be included in the Top-Paid Group unless ninety percent (90%) or more of the employees of the Employer and all Related Companies are covered by collective bargaining agreements and this Plan covers only employees who are not covered by collective bargaining agreements. In such a case, employees covered by a collective bargaining agreement shall not be counted in determining the number of employees to be included in the Top-Paid Group.

          (5) "Highly Compensated Former Employee" shall mean any employee who separated from service (or was deemed to have separated) prior to the Determination Year, who performs no service for the Employer during the Determination Year, and who was a Highly Compensated Active Employee for either the separation year or any Determination Year ending on or after the employee's 55th birthday. However, an employee who separated from service prior to January 1, 1987 is a Highly Compensated

Former Employee if during either (A) the year he separated from service or (B) any year ending on or after his 55th birthday, he was a five-percent (5%) owner of the Employer or had Income in excess of $50,000.

          (b) If in any Look-Back Year or Determination Year an employee is a member of

               (1) the family of a five-percent (5%) owner of the Employer or

               (2) the family of a Highly Compensated Employee who is one of the 10 Highly Compensated Employees who have the most Income for the relevant year,

     the employee shall not be considered to be a separate employee, and the employee's Income (and any contributions made on behalf of the employee) shall be treated as paid to (or made on behalf of) the five-percent (5%) owner or the Highly Compensated Employee.

     For purposes of this Subsection, "family" means, with respect to any Employee, the Employee's Spouse and lineal ascendants and descendants, and the spouses of such lineal ascendants and descendants.

     2.30 "Hour of Service" shall mean an hour for which:
           ---------------

          (a) an individual is directly or indirectly paid or entitled to payment by the Employer for the performance of service to the Employer;

          (b) back pay, irrespective of mitigation of damages, is either awarded or agreed to; or

          (c) an employee is directly or indirectly paid or entitled to payment by the Employer on account of a period of time during which no duties are performed due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, maternity or paternity leave of absence, or any other leave of absence.

     There shall be excluded from the foregoing those periods during which payments are made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation, or disability insurance laws. No more than 501 Hours of Service shall be credited under clause (c) on account of any single, continuous period during which no duties are performed, except to the extent provided in the Plan. Except as otherwise provided in this Plan, an Hour of Service shall not be credited where an employee is being reimbursed solely for medical or medically related expenses.

     Hours of Service shall include employment with Related Companies, as described in Section 3.3.

     Hours of Service shall be credited in accordance with the rules set forth in U.S. Department of Labor Reg. (S)2530.20Ob- 2(b) and (c).

     Notwithstanding the foregoing, the Plan Administrator may, in accordance with rules applied in a uniform and nondiscriminatory manner, elect to credit Hours of Service using the following equivalencies:

     Basis Upon Which               Credit Granted to
     Records Are Maintained         Individual for Period
     ----------------------         ---------------------

     shift                          actual hours for full shift

     day                            10 Hours of Service

     week                           45 Hours of Service

     semi-monthly period            95 Hours of Service

     month                          190 Hours of Service

     Hours of Service shall be credited for any individual who is considered a leased employee for purposes of this Plan under Section 414(n) of the Code. Hours of Service will also be credited as required by Code section 414(o).

     2.31 "Joinder Agreement" shall mean the document executed by the Employer
           -----------------
which describes additional terms applicable to the Plan.

     2.32 "Limitation Compensation" shall mean, with respect to any Limitation
           -----------------------
Year, the amount in Subsection (a) reduced by the amount in Subsection (b) where:

          (a) is equal to the Participant's wages, salary, fees for professional services, and other amounts received for personal services rendered in the course of employment with the Employer or a Related Company, including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, taxable amounts received by the Participant through accident or health insurance for personal injury or sickness or from a self-insured medical expense reimbursement plan, moving expenses paid or reimbursed by the Employer or a Related Company in excess of any amount deductible by the Participant, wages or payments in lieu of wages received on account of absence from work for permanent and total disability, the amount included in the taxable income of the Participant as a result of the grant of a non-qualified stock option by the Employer or a Related Company, and the amount includible in the gross income of the Participant as the result of an election described in section 83(b) of the Code; and

          (b) is equal to (1) the contributions made by the Employer to a qualified plan to the extent that, before the application of section 415 of the Code to that plan, the contributions are not includible in the gross income of the Participant for the year in which contributed, (2) any distributions from a plan of deferred compensation, except that any amounts received by an Employee pursuant to an unfunded non-qualified plan may be included in the year that such amounts are included in gross income, (3) amounts realized from the exercise of a non-qualified stock option or from stock or property which is currently taxable under section 83 of the Code, (4) amounts realized from the sale, exchange, or other disposition of stock acquired through the exercise of a qualified or incentive stock option, and (5) other amounts which receive special tax benefits, such as premiums for group term life insurance to the extent not includible in gross income, or contributions made by the Employee to a simplified employee pension plan which are deductible by the Employee or toward the purchase of an annuity contract described in section 403(b) of the Code, determined in accordance with the provisions of Treas. Reg. 51.415-2(d) (1)

     2.33 "Limitation Year" shall mean the Plan Year or such other 12-
           ---------------
consecutive month period as may be designated by the Employer in Item 5 of the Joinder Agreement; provided, however, that for the first Limitation Year, it shall mean the period commencing on the Effective Date and ending on the last day of the Plan Year or such other period as designated in Item 5 of the Joinder Agreement.

     2.34 "Matching Contributions" shall mean the amounts contributed to the
           ----------------------
Trust Fund pursuant to Item 13 of the Joinder Agreement.

     2.35 "Net Profits" shall mean the Employer's current or accumulated
           -----------
worldwide profits, determined on either (a) a consolidated basis or (b) a non-consolidated basis as to the Employer or any subsidiary or subsidiaries of the Employer which participate in the Plan. Profits shall be calculated from financial reports of the Employer before federal and state taxes on, or measured by, income and before contributions under this Plan.

     2.36 "Non-Highly Compensated Employee" shall mean any Employee of the
           -------------------------------
Employer who is not a Highly Compensated Employee.

     2.37 "Normal Retirement Date" shall mean the first day of the calendar
           ----------------------
month in which the Participant attains the age designated in Item 9 of the Joinder Agreement; provided, however, that if no age is specified, it shall mean the first day of the calendar month in which the Participant attains age 65. An Employee who continues in the employ of the Employer after attaining his Normal Retirement Date shall continue to participate in the Plan on or after attaining his Normal Retirement Date.

     2.38 "Owner-Employee" shall mean a Self-Employed Individual who owns more
           --------------
than ten percent (10%) of either the capital interest or the profits interest in the Employer and who receives earned income from the Employer.

     2.39 "Participant" shall mean any individual for whom an Account is
           -----------
maintained in the Plan; provided, however, that an employee who makes a Rollover Contribution prior to his becoming a Participant shall not be deemed a Participant for purposes of Employer Basic and Matching Contributions or for Deferrals or for the allocation of forfeitures, if any.

     2.40 "Plan" shall mean this document, including the Joinder Agreement, as
           ----
it may be amended from time to time.

     2.41 "Plan Administrator" shall mean the Employer or such other
           ------------------
individual(s) designated by the Employer to administer the Plan.

     2.42 "Plan Year"shall mean the 12-consecutive-month period designated in
           ---------
Item 4 of the Joinder Agreement; provided, however, that for the first Plan Year, it shall mean the period commencing on the Effective Date and ending on the last day of the Plan Year, as designated in Item 4 of the Joinder Agreement.

     2.43 "Preretirement Survivor Annuity" shall mean an annuity for the life of
           ------------------------------
a Participant's surviving Spouse, the Actuarial Equivalent of which is equal to the value of the Participant's Account as of the date of the Participant's death, reduced by the amount of any loan outstanding as of the date of the Participant's death.

     2.44 "Qualified Joint and Survivor Annuity" shall mean an annuity for the
           ------------------------------------
life of the Participant and his Spouse which is not less than fifty percent (50%) and not more than one hundred percent (100%) of the amount of the annuity which is payable during the joint lives of the Participant and the Spouse and which is the Actuarial Equivalent of a single annuity for the life of the Participant. The term "Qualified Joint and Survivor Annuity" also includes any annuity in a form having the effect of an annuity described in the preceding sentence. The actual percentage of the survivor benefit will be elected by the Participant. If no election is made by the Participant, the percentage of the survivor benefit will be fifty percent (50%).

     2.45 "Qualified Matching Contribution" shall mean a Matching Contribution
           -------------------------------
made by the Employer which is allocated to the Qualified Matching Contribution Account of a Participant who is not a Highly Compensated Employee and which the Participant may not elect to receive in cash. Qualified Matching Contributions shall be fully vested, and may not be distributed to the Participant earlier than the earliest of the times specified in Section 4.8, Article VII, Article VIII, Article IX, or Section 11.2 of the Plan.

     2.46 "Qualified Matching Contribution Account" shall mean the Account to
           ---------------------------------------
which are credited Qualified Matching Contributions and gains and losses thereon.

     2.47 "Qualified Nonelective Contribution" shall mean a Basic Contribution
           ----------------------------------
made by the Employer which is allocated to the Qualified Nonelective Contribution Account of a Participant who is not a Highly Compensated Employee and which the Participant may not elect to receive in cash. Qualified Nonelective Contributions shall be fully vested, and may not be distributed to the Participant earlier than the earliest of the times specified in Section 4.8,
Article VII, Article VIII, Article IX, or Section 11.2 of the Plan.

     2.48 "Qualified Nonelective Contribution Account" shall mean the Account to
           ------------------------------------------
which are credited Qualified Nonelective Contributions and gains and losses thereon.

     2.49 "Recordkeeper" shall mean the person or entity retained by the Plan
           ------------
Administrator on behalf of the Plan to provide specified administrative services to the Plan.

     2.50 "Related Company" shall mean an organization which, with the Employer,
           ---------------
is a member of a controlled group of corporations, a group of trades or businesses under common control, or an affiliated group, within the meaning of sections 414(b), 414(c) and 414(m) of the Code and, for purposes of

Sections 2.32 and 5.2 of the Plan, under section 415(h) of the Code.

     2.51 "Retirement" shall mean a Participant's termination of employment on
           ----------
or after his Normal or Early Retirement Date.

     2.52 "Rollover Account" shall mean the Account of an Employee to which his
           ----------------
Rollover Contributions are credited, together with the gains and losses thereon. All Rollover Accounts shall be fully vested at all times.

     2.53 "Rollover Contribution" shall mean the amount transferred by or for an
           ---------------------
Employee to this Plan from another tax- qualified retirement plan or from a "conduit" individual retirement account, in accordance with Section 4.6.

     2.54 "Self-Employed Individual" shall mean an individual who has earned
           ------------------------
income for the taxable year from the trade or business for which the Plan is established; also, individual who would have had earned income but for the fact the trade or business had no net profits for the taxable year.

     2.55 "Spouse" shall mean the spouse or surviving spouse of a Participant;
           ------
provided, however, that a former Spouse will be treated as the Spouse or surviving Spouse to the extent provided under a qualified domestic relations order, as that term is described in section 414(p) of the Code.

     2.56 "Trust Fund" shall mean the fund established under the Trust
           ----------
Agreement.

     2.57 "Trust Agreement" shall mean the trust agreement entered into for the
           ---------------
purpose of investing and administering the Trust Fund.

     2.58 "Trustee" shall mean the Trustee appointed by the Employer under the
           -------
Trust Agreement. The Trustee shall be the named fiduciary with respect to management and control of Plan assets held by it and shall have exclusive and sole responsibility for the custody and investment thereof in accordance with the Trust Agreement.

     2.59 "Valuation Date" shall mean the last day of each Plan Year and each
           --------------
interim date on which the Recordkeeper determines that a valuation of the Trust Fund shall be made.

     2.60 "Years of Service" shall mean the number of years of an employee's
           ----------------
employment counted with respect to determining an employee's participation and vested status under the Plan, as further described in Articles III and VII.

                                  ARTICLE III
                                  -----------

                           PARTICIPATION AND SERVICE
                           -------------------------



     3.1  Requirements for Participation
          ------------------------------

          (a) An Employee who meets the requirements for participation specified in Item 7 of the Joinder Agreement shall become eligible to participate as of the first Entry Date coincident with or next following the date on which he meets such requirements. No Employee shall become eligible to participate in the Plan prior to the Effective Date of the Plan, and no Employee shall become eligible to participate unless he is an Employee on or after the date as of which this Plan was first established.

          (b) If the Joinder Agreement requires completion of a period of service to participate, the following rules shall apply:

              (1) For the purposes of this Article, a Year of Service shall mean a 12-consecutive-month period, beginning with the date of an Employee's commencement of employment, during which the Employee is credited with 1,000 or more Hours of Service. An Employee who is not credited with 1,000 Hours of Service during his initial 12 months of employment shall complete a Year of Service as of the end of any Plan Year in which he is credited with 1,000 or more Hours of Service. The first Plan Year in which an Employee shall have the opportunity to meet such requirement shall be the Plan Year which includes the first anniversary of the Employee's commencement of employment.

              (2) For the purposes of this Article, if an Employee is required to complete a period of service which is less than a Year of Service, an Employee must be employed with the Employer for such consecutive-month period of service without regard to the number of Hours of Service the Employee performs during such period.

          (c) A Participant shall cease to actively participate in the Plan when his employment terminates.

          (d) A Participant whose employment is terminated and who is later reemployed as an Employee shall resume his participation in the Plan as of the date of his reemployment. Deferrals may resume on the first Entry Date following his rehire, provided that he is an Eligible Employee on that date.

          (e) If an Employee meets the requirements for participation specified in Item 7 of the Joinder Agreement but terminates his employment before becoming a Participant, he shall become a Participant in the Plan on the Entry Date immediately following his date of reemployment, if he is reemployed as an Employee before he has a Break in Service. If such an individual is reemployed after he has a Break in Service, he shall be treated as a new Employee for purposes of this Plan.

          (f) If an Employee terminates his employment before meeting the requirements for participation specified in Item 7 of the Joinder Agreement and then is reemployed, he shall be treated as a new Employee for purposes of this Plan.

     3.2  Data.  Each Eligible Employee shall furnish to the Plan Administrator
          ----
such data as the Plan Administrator may consider necessary for the determination of the Eligible Employee's rights and benefits under the Plan and shall otherwise cooperate fully with the Plan Administrator in the administration of the Plan.

     3.3  Related Companies.  For purposes of this Article III and Article VII,
          -----------------
service with any Related Company shall be treated as if it were employment with the Employer, and all Employees of the Employer and any Related Company shall be treated as employed by a single Employer, but no Employee shall become a Participant on account of being employed by such a Related Company. A Participant shall cease to be eligible to make and receive Contributions if he transfers to such a Related Company unless he continues simultaneously to be an Employee.

                                   ARTICLE IV
                                   ----------

                  CONTRIBUTIONS: IN-SERVICE WITHDRAWAL:  LOANS
                  --------------------------------------------


     4.1  General.
          -------

          (a) The Joinder Agreement may authorize four types of Contributions:
(1) Deferrals; (2) Matching Contributions; (3) Basic Contributions; and (4) Rollover Contributions; provided, however, that Rollover Contributions shall be made in accordance with Section 4.6.

          (b) The Joinder Agreement may require that the Employer's Contributions (excluding Deferrals) shall not exceed the amount of the Employer's Net Profits.

     4.2  Participant Deferrals.
          ---------------------

          (a) Subject to the Joinder Agreement, Participants may elect to have a portion of their Compensation deferred and to have these Deferrals contributed to the Plan by the Employer. Deferrals shall be withheld from a Participant's paychecks in accordance with the rules established by the Plan Administrator. A Participant's Deferrals cannot exceed in any one taxable year the amount determined in Subsection (c), and Deferrals shall cease at such time as the limit determined in Subsection (c) has been reached.

     All Deferrals shall be paid by the Employer to the Trustee as soon as practicable, but in no event more than 90 days after the date on which such Deferrals were withheld from the Participant's Compensation; provided, however, that in no event shall Deferrals for a Plan Year be paid by the Employer to the Trustee later than 30 days after the end of the Plan Year.

     A Participant who does not make an authorization under Subsection (a) when he first joins the Plan may make one at any later date. The effective date of such an authorization shall be the Entry Date following the date on which the Plan Administrator receives the authorization form.

     If the contribution rate of Participants who are Highly Compensation Employees must be reduced as provided in this Section and/or Section 4.3, the Plan Administrator shall advise each affected Participant of his reduced contribution rate(s).

          (b) The Recordkeeper shall establish on its books a 401(k) Account in the name of each Participant who elects to make Deferrals. A Participant's 401(k) Account shall be credited with his Deferrals, credited or debited with gains or losses of the Trust Fund, debited for the purchase of life insurance, and debited for distributions.

     (c) A Participant's maximum allowable Deferral shall not exceed the lowest of:

          (1) the maximum amount permitted under the Joinder Agreement;

          (2) the amount which, when added to his Annual Additions for the Limitation Year (as determined in accordance with Section 5.2 before taking the Deferral into account) equals the Participant's maximum allowable Annual Additions for such Limitation Year;

          (3) the maximum Deferral allowable under Subsection (d); and

          (4) for years beginning on or after January 1, 1987, $7,000, or such other amount permitted under section 402(g) of the Code for such year.

     (d) For Plan Years beginning on or after January 1, 1987, the Actual Deferral Percentage of Highly Compensated Employees shall not exceed the Actual Deferral Percentage of Non-Highly Compensated Employees by more than the applicable amount set forth in the following ADP Test:

     If the Non-Highly        The Actual Deferral
     Compensated Employees    Percentage of the Highly
     Have an Actual           Compensated Employees
     Deferral Percentage of:  Shall Not Exceed:
     ----------------------   -----------------

     0%                       0%

     More than 0% but         2.0 times the Non-
     less than 2%             Highly Compensated Employees'
                              Actual Deferral Percentage

     2% to 8%                 The Non-Highly Compensated
                              Employees' Actual Deferral
                              Percentage plus two percentage
                              points

     More than 8%             1.25 times the Non-Highly
                              Compensated Employees' Actual
                              Deferral Percentage

          (e) If the Actual Deferral Percentage of Highly Compensated Employees for a Plan Year would exceed the maximum Deferral rate permissible, the Employer shall, to the extent permitted under applicable Regulations promulgated by the Secretary of the Treasury, require one or more Highly Compensated Employees who are Participants in the Plan to adjust their Deferral rates so that the Actual Deferral Percentage of Highly Compensated Employees will not exceed the maximum Deferral rate permissible. The Employer shall prescribe adjustment to Deferral rates in a uniform and nondiscriminating manner. In the alternative, the Employer may make a Qualified Nonelective Contribution or a Qualified Matching Contribution for Non-Highly Compensated Employees; provided, however, that such Contribution shall not cause the Participants' annual Deferrals to exceed the maximum allowable limits as determined in accordance with Subsection (c)

          (f) (1) In the event that the Plan does not satisfy the tests set forth in Subsection (d) as of the last day of a given Plan Year, the Employer shall direct the Trustee to distribute to each Highly Compensated Employee his Excess Contributions, plus any income attributable thereto. For purposes of this Subsection, the Deferral rate of each Highly Compensated Employee shall be reduced, beginning with the Deferral rate of the Highly Compensated Employee with the highest Deferral rate, to the extent required to enable the Plan to satisfy the ADP Test of Subsection (d), but not below the Deferral rate as adjusted by this Subsection of the Highly Compensated Employee with the next highest Deferral rate. This leveling process shall be repeated until the Plan satisfies the ADP Test.

              (2) For the purposes of this Section, in the event that the Plan does not satisfy the ADP Test set forth in Subsection (d) as of the last day of a given Plan Year, the income (or loss) allocable to Excess Contributions is the sum of (A) income or loss allocable to the Participant's 401(k) Account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year and the denominator of which is the Participant's 401(k) Account balance attributable to Deferrals without regard to any income or loss occurring during such Plan Year; and (B) ten percent of the amount determined under (A) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution counting the month of distribution if distribution occurs after the 15th of such month.

              (3) Excess Contributions shall be distributed as soon as is administratively practicable after receipt of such direction, but in no event later than the last day of the Plan

Year following the Plan Year in which the Excess Contributions were contributed to the Plan.

          (g) Excess Contributions shall be treated as Annual Additions under the Plan.

          (h) The amount of Excess Contributions to be distributed under Subsection (f) shall be reduced by the amount of Excess Deferrals which exceed the limits of Subsection (c) (4) that have been distributed to a Participant.

          (i) No nondeductible voluntary Employee contributions shall be permitted.

          (j) In the case or a Highly Compensated Employee whose contribution rate is determined under the family aggregation rules of Code section 414(q)(6), the family group shall be treated as one Highly Compensated Employee for purposes of determining the maximum permissible contribution rate under Subsection (f). After the amount of Excess Contributions for the family group has been determined, such amount shall be ratably apportioned among the members of the family group on the basis of the Deferrals (and amounts treated as Deferrals) of each family member that is combined to determine the combined Actual Deferral Percentage.

          (k) Matching Contributions which are attributable to Excess Contributions shall be forfeited and shall be used as Matching Contributions.

     4.3  Employer Contributions.
          ----------------------

          (a) The amount of the Employer's Contributions to the Plan shall be determined in accordance with the Joinder Agreement. In the event the Plan is determined to be a Top-Heavy Plan or a Super Top-Heavy Plan, a minimum Contribution for Non-Key Employees shall be made in accordance with the provisions of Article XII. If any Related Company is prevented from making a Contribution under this Section by reason of having (1) made an election under
Item 15(a) of the Joinder Agreement, and (2) insufficient Net Profits, a Contribution on behalf of such Related Company may be made by the Employer or by any other Related Company.

          (b) The Recordkeeper shall establish on its books an Employer Contribution Account in the name of each Participant. Each Participant's Employer Contribution Account shall be credited with the Basic and/or Matching Contributions allocated to such Participant, credited or debited with gains or losses of the Trust Fund, and debited for distributions.

          (c) (1) For any Plan Year, the Actual Contribution Percentage of Highly Compensated Employees shall not exceed the Actual Contribution Percentage of Non-Highly Compensated Employees by more than the applicable amount set forth in the following ACP Test:

     If the Non-Highly
     Compensated Employees    The Actual Contribution
     have an Actual           Percentage of
     Contribution             the Highly Compensated
     Percentage of:           Employees Shall Not Exceed:
     --------------           ---------------------------

     0%                       0%

     More than 0% but         2.0 times the Non-Highly
     less than 2%             Compensated Employees' Actual
                              Contribution Percentage

     2% to 8%                 The Non-Highly Compensated
                              Employees' Actual Contribution
                              Percentage plus two percentage
                              points

     More than 8%             1.25 times the Non-Highly
                              Compensated Employees' Actual
                              Contribution Percentage

              (2) If at any time before the end of a Plan Year the Plan Administrator determines that the Plan does not satisfy the ACP Test, it may reduce the contribution rates of one or more Participants who are Highly Compensated Employees so that the ACP Test is satisfied. The Plan Administrator shall prescribe such reductions in a uniform and nondiscriminatory manner.

              (3) In the event that the Plan does not satisfy the ACP Test set forth in Subsection (c) (1) as of the last day of a Plan Year, Excess Aggregate Contributions shall be disposed of as follows:

                  (A) the Actual Contribution Percentage of each Highly Compensated Employee shall be reduced, beginning with the Actual Contribution Percentage of the Highly Compensated Employee with the highest Actual Contribution Percentage, to the extent required to enable the Plan to satisfy the ACP test of Section 4.3; but not below the Actual Contribution Percentage as adjusted by this Subsection (c) of the Highly Compensated Employee with the next highest Actual Contribution Percentage. This leveling process shall be repeated until the Plan satisfies the ACP Test.

                  (B) (i) In the case of each Highly Compensated Employee who has no vested interest (determined in accordance with Article VII) in his Employer Contribution Account as of the last day of such Plan Year, the Highly Compensated Employee's Excess Aggregate Contributions, plus any income attributable thereto, shall be forfeited. Such amounts shall be held in the Plan to pay administrative expenses of the Plan and, to the extent of any such amounts remaining after payment of the administrative expenses of the Plan, be used as Matching Contributions.

                      (ii) In the case of each Highly Compensated Employee who is partially or fully vested in his Employer Contribution Account as of the last day of such Plan Year, a percentage of the Highly Compensated Employee's Excess Aggregate Contributions shall be distributed to the Highly Compensated Employee, and the remainder, if any, shall be forfeited. The percentage to be distributed shall be equal to the Highly Compensated Employee's vested percentage, determined in accordance with the vesting provisions of the Plan. Such percentage of the Excess Aggregate Contributions, plus any income attributable thereto, shall be distributed to the Highly Compensated Employee no later than the last day of the Plan Year following the Plan Year in which the Excess Aggregate Contributions were contributed to the Plan. The forfeited amount, plus any income attributable thereto, shall be held in the Plan to pay administrative expenses of the Plan and, to the extent of any such amounts remaining after payment of the administrative expenses of the Plan, be used as Matching Contributions.

                      (iii) Excess Aggregate Contributions of Participants who are subject to the family aggregation rules of Code section 414(q)(6) shall be allocated among the family members in proportion to the Matching Contributions (and amounts treated as Matching Contributions) of each family member that is combined to determine the combined Actual Contribution Percentage.

                  (C) The income (or loss) allocable to Excess Aggregate Contributions is the sum of: (i) income (or loss) allocable to the portion of the Participant's Employer Contribution Account attributable to Matching Contributions for the taxable year multiplied by a fraction, the numerator of which is the Participant's Excess Aggregate Contributions and the denominator of which is the portion of such Participant's Employer Contribution Account which is attributable to Matching Contributions without regard to any income (or loss) occurring during such taxable year; and (ii) ten percent of the amount determined under (i) multiplied by the number of whole calendar months between the end of the Participant's taxable year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

               (4) Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

     4.4  Time for Payment for Employer Contributions. Except as otherwise
          -------------------------------------------
required in Section 4.2(a), Employer Contributions for a Plan Year with or within the Employer's taxable year may be made at any time during such taxable year, but in no event later than the date, including extensions, on which the Employer's federal income tax return is due with respect to such taxable year, or such later date as may be permitted under applicable law. If the Employer makes a Contribution after the end of a Plan Year or taxable year, as the case may be, it shall notify the Recordkeeper in writing that the Contribution is made for a specified prior Plan Year or taxable year and the Recordkeeper and the Trustee shall treat such Contribution as having been made on the last day of such prior Plan Year or taxable year.

     4.5  Additional Limitation on Participant Deferrals and Employer
          ------------------------------------------------------------
Contributions
-------------

          (a) In addition to the limitations imposed by other provisions of this Plan, the sum of the Actual Deferral Percentage of the entire group of Eligible Employees who are Highly Compensated Employees and the Actual Contribution Percentage of that entire group may not exceed the aggregate limit described in Subsection (b).

          (b) For the purposes of this Section, the aggregate limit for any Plan Year is the greater of the amounts described in paragraphs (1) and (2) below:

               (1)  This amount is the sum of:

                    (A) one hundred twenty-five percent (125%) of the greater of
(i) the Actual Deferral Percentage of the group of Eligible Employees who are Non-Highly Compensated Employees in the Plan Year or (ii) the Actual Contribution Percentage of the group of Eligible Employees who are Non-Highly Compensated Employees in the Plan Year, and

                    (B) 2.0 plus the lesser of (i) or (ii) above. In no event, however, shall this amount exceed two hundred percent (200%) of the lesser of
(i) or (ii) above.

               (2)  This amount is the sum of:

                    (A) one hundred twenty-five percent (125%) of the lesser of
(i) the Actual Deferral Percentage of the group of Eligible Employees who are Non-Highly Compensated Employees in the Plan Year or (ii) the Actual Contribution Percentage of the group of Eligible Employees who are Non-Highly Compensated Employees in the Plan Year, and

                    (B) 2.0 plus the greater of (i) or (ii) above. In no event, however, shall this amount exceed two hundred percent (200%) of the greater of
(i) or (ii) above.

          (c) For purposes of this Section, the Actual Deferral Percentage and Actual Contribution Percentage of the group of Eligible Employees who are Highly Compensated Employees shall be determined after any corrective distributions of Excess Deferrals, Excess Contributions, and Excess Aggregate Contributions.

          (d) If the Plan does not satisfy the aggregate limit test of this Section as of the last day of a given Plan Year, the Actual Contribution Percentage of the group of Eligible Employees who are Highly Compensated Employees shall be reduced by the leveling process described in Section 4.3(c)(2).

     4.6  Rollover Contributions
          ----------------------

          (a) To the extent permitted by rules established by the Plan Administrator and the provisions of this Section, an Employee may transfer or have transferred directly to the Trust Fund, from any qualified retirement plan of a former employer, all or a portion of his interest in the distributing plan; provided, however, that the interest being transferred shall not include nondeductible contributions made to the distributing plan by the Employee, unless the transfer to the Trust Fund is directly from the funding agent of the distributing plan.

          (b) To the extent permitted by rules established by the Plan Administrator and the provisions of this Section, an Employee who has established an individual retirement account to hold distributions received from qualified retirement plans of former employers may, with the consent of the Plan Administrator, transfer all of the assets of such individual retirement account to the Trust Fund.

          (c) The Recordkeeper shall establish on its books a Rollover Account in the name of each Employee who elects to make a Rollover Contribution. The distributions transferred by or for an Employee from another qualified retirement plan or from an individual retirement account shall be credited to a separate account which shall be part of the Employee's Rollover Account.

If the Employee is not otherwise a Participant, he shall be considered a Participant with respect to his Rollover Account, but for no other Plan purposes until he otherwise becomes a Participant in the Plan, pursuant to the provisions of Section 3.1.

          (d) The Trustee shall not accept a distribution from any other qualified retirement plan or from an individual retirement account unless the following conditions are met:

                    (1) the distribution being transferred must be transferred directly from the fiduciary of the distributing plan or from the sponsor of the individual retirement account, or it must be transferred by the Employee within 60 days after the Employee receives the distribution from such other qualified retirement plan or individual retirement account; and

                    (2) distributions from a plan for a self-employed person shall not be transferred to this Plan, unless the transfer is directly to the Trust Fund from the fiduciary of the distributing plan.

          (e) The Plan Administrator shall maintain the records required by section 401(a) (9) of the Code and Regulations promulgated by the Secretary of the Treasury.

     4.7  Fund
          ----

          (a) All Contributions to the Trust Fund in accordance with this Article shall constitute a fund held for the benefit of Participants and their Spouses and beneficiaries under and in accordance with the Plan and the Trust Agreement. No part of the principal or income of the Trust Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of such Participants and their Spouses and beneficiaries and the payment of administrative expenses of the Plan and the Trust Fund; provided, however, that in the case of a Contribution made by the Employer (1) as a mistake of fact, or
(2) for which a tax deduction is disallowed, in whole or in part, by the Internal Revenue Service, or (3) which is conditioned upon the initial qualification of the Plan under section 401(a) of the Code, the application for determination relating to initial qualification is filed by the due date of the Employer's return for the taxable in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe, and such initial qualification cannot be obtained, the Employer shall be entitled to a refund of such Contributions.

          (b) Any refund of Contributions described in Subsection (a) must be made (1) within one year after payment of a Contribution made as a mistake of fact, or (2) within one year after disallowance of the tax deduction, limited to the extent of such disallowance, or (3) within one year of the date on which the initial qualification or the Plan is denied by the Internal Revenue Service, as the case may be.

          (c) All Contributions are expressly conditioned on their deductibility for federal income tax purposes.

     4.8  Withdrawals
          -----------

          (a) (1) Until March 31, 1989, with the approval of the Plan Administrator, and in accordance with rules established by the Plan Administrator, a Participant may withdraw up to the total value of the vested portion of his Employer Contribution, his Rollover, and his 401(k) Accounts, but excluding amounts invested in life insurance and earnings credited to his 401(k) Account after December 31, 1988. Except as otherwise provided in this Plan, such withdrawal will not affect the Participant's eligibility to participate in the Plan or his vesting service under the Plan. The Participant shall submit to the Plan Administrator, in the manner specified by the Plan Administrator, a written request for such withdrawal, which request shall state the amount of the withdrawal and represent that the withdrawal is to be made for one or more of the following purposes:

                    (A) purchase of a principal residence for the Participant;

                    (B) post-secondary educational expenses for the Participant's children;

                    (C) major medical expenses of the Participant or his immediate family which are not reimbursed under any medical insurance plan; or

                    (D) such other hardship as shall be approved by the Plan Administrator and which is consistent with applicable law.

          (2) A withdrawal shall be permitted under this Section only if the Plan Administrator finds that it is necessary in light of immediate and heavy financial needs of the Participant. The amount of the withdrawal may not exceed the amount required to meet the immediate financial need created by the hardship and which is not reasonably available from other resources of the Participant. The Plan Administrator may prohibit Participants who receive hardship distributions from making Deferrals under Section 4.2 for a stated period of time;

provided, however, that such suspension period shall not exceed one year from the date of the withdrawal on account of hardship.

          (b) (1) Commencing on April 1, 1989, with the approval of the Plan Administrator, and in accordance with rules established by the Plan Administrator, a Participant may withdraw up to the total value of the vested portion of his Employer Contribution, his Rollover, and his 401(k) Accounts, but excluding amounts invested in life insurance and earnings credited to his 401(k) Account after December 31, 1988. Except as otherwise provided in this Plan, such withdrawal will not affect the Participant's eligibility to participate in the Plan or his vesting service under the Plan.

              (2) The Employer shall elect, in Item 27 the Joinder Agreement, the manner in which the existence of a hardship shall be determined.

              (3) The Plan Administrator shall approve a hardship withdrawal only if the Participant, at the Participant's election, meets the requirements of either Subsection (A) or (B) as follows.

                  (A) The Participant must deliver with his withdrawal application a signed statement that he has attempted to meet and has failed to meet his immediate and heavy financial need by all of the following means:

                         (i) ceasing to make Deferrals to this Plan;

                         (ii) receiving all distributions (other than hardship
distributions) and all non-taxable loans available to him from all plans maintained by the Employer and all Related Companies;

                         (iii)  borrowing from commercial sources on reasonable
commercial terms;

                         (iv)  reimbursement or compensation by insurance or
otherwise;

                         (v) reasonable liquidation of his assets (including the
assets of his spouse and minor children that are reasonably available to him), to the extent that such liquidation would not itself cause an immediate and heavy financial need.

                  (B)  The Participant must:

                         (i) obtain all distributions (other than hardship
distributions) and all non-taxable loans available to him under all plans maintained by the Employer and all Related Companies;

                         (ii) suspend his Deferrals under this Plan and his
elective contributions and employee contributions under all other plans maintained by the Employer and all Related Companies (except contributions to a health or welfare plan and mandatory contributions to a defined benefit pension plan) for a period of 12 months, beginning with the first payroll period that begins after the date on which the withdrawn amount is paid to the Participant;

                         (iii) limit the maximum amount of Deferrals which he
may make in his taxable year following the year in which the hardship withdrawal is taken to an amount equal to that described in Subsection 4.2(c) (4) during the Participant's taxable year following the year of his hardship distribution less the amount of Deferrals the Participant made during the taxable year in which he received the hardship distribution.

     If a Participant must suspend his Deferrals under this Plan for a period of 12 months as described in Subsection (B) (ii), such Participant shall again be eligible to make Deferrals to the Plan as of the first Entry Date which next follows the end of the 12-month suspension of Deferrals.

          (c) A Participant who has attained age 59-1/2 may withdraw amounts from his Accounts in the absence of a hardship in accordance with rules established by the Plan Administrator.

          (d) With the approval of the Plan Administrator, a Participant may withdraw the total value of his Accounts upon:

              (1) termination of the Plan without establishment of another defined contribution plan, other than an employee stock ownership plan (as defined in section 4975(e) or section 409 of the Code) or a simplified employee pension plan as defined in section 408(k) of the Code;

              (2) the sale of the Employer of substantially all of its assets used in a trade or business, if the Participant making the withdrawal begins employment with the corporation acquiring such assets; or

              (3) the date of the sale by the Employer of its interest in a subsidiary, if the withdrawal is made by a Participant who continues employment with such subsidiary.

          (e) Withdrawals under Subsections (a), (b), and (c) may only be made from a Participant's vested interest in his Accounts and shall not include amounts attributable to the cash value of life insurance investments.

          (f) The amount of any withdrawal shall be determined on the basis of the value of the Participant's Accounts as of the Valuation Date coincident with or immediately preceding the date of such withdrawal.

          (g) Distribution shall be made out of the Participant's Accounts invested in the fixed income investment fund, and then out of the balance of his Accounts invested in other investment funds, as directed by the Plan Administrator.

          (h) A Participant may not repay any portion of his Accounts withdrawn pursuant to the provisions of this Section.

          (i) Each Participant who makes a written request for a withdrawal must execute and deliver to the Plan Administrator written consent acknowledging that his Spouse, if any, agrees to the withdrawal and acknowledging that such withdrawal will reduce the amount of any benefits payable under the Plan. Such consent must be signed by his Spouse and witnessed by a Plan representative or a notary public.

     4.9  Loans to Participants
          ---------------------

          (a) (1) Until October 17, 1989, a Participant who is an Employee may receive a loan from the Plan in accordance with the provisions of this Subsection (a). A pooled loan account may be established in accordance with
Section 10.8. No loans shall be available to an Owner-Employee or shareholder in an S Corporation.

              (2) A Participant who wishes to borrow money from the Plan shall file a written loan request with the Plan Administrator. The Plan Administrator, in its sole discretion, shall approve or deny the loan and the Plan Administrator shall exercise its discretion in a uniform and non-discriminatory manner. No loan shall be granted unless the following requirements are satisfied:

                    (A) A Participant must have participated in the Plan for at least 12-consecutive months prior to making the request.

                    (B) A Participant can not have any other loan outstanding at the time of such request.

                    (C) The loan must be in an amount of not less than $1,000 and loans in excess of $1,000 shall be made in multiples of $250.

                    (D) Loans shall only be available from the Participant's Accounts invested in the fixed income investment fund.

                    (E) The maximum amount that a Participant may borrow, when aggregated with all outstanding loans of the Participant from the Plan and all other plans qualified under section 401(a) of the Code which are sponsored by the Employer or a Related Company, shall not exceed the lesser of:

                         (i) the amount set forth in the following table:

     Vested Balance in
     Participant's Accounts:    Maximum Loan Limit:
     ----------------------     -------------------

     $0 to $11,111              90% of vested Account balances

     $11,112 to $20,000         $10,000

     $20,001 to $100,000        50% of vested Account balances

     $100,001 or more           $50,000

                         (ii) $50,000 reduced by the excess, if any, of (I) the
highest outstanding loan balance during the 12-consecutive month period ending on the day before the date on which a new loan is made, over (II) the
                                                        ----
outstanding loan balance on the date of the new loan.

                    (F) The loan shall bear interest at a rate equal to the interest rate in effect in the fixed income investment fund at the time such loan is made; provided, however, that such interest rate shall not exceed the maximum interest rate permitted by law.

                    (G) The loan shall be adequately secured as provided in Subsection (a) (4)

                    (H) All loans shall be repaid in substantially equal monthly or quarterly installments over the term of the loan through payroll deductions or in such other manner as the Plan Administrator may determine. A Participant may repay the outstanding balance of any loan in one lump sum at any time by notifying the Plan Administrator of his intent to do so and by forwarding to the Plan Administrator payment in full of the then outstanding balance, plus interest accrued through the date of payment.

          (I) The loan shall be documented by such notes, evidences of indebtedness, and other instruments executed by the Participant which the Plan Administrator, in its discretion, requires. Each such note shall specify the period of repayment, which shall be 12, 24, 36, 48, 54 or 60 months from the date on which the loan is distributed; provided, however, that if the purpose of the loan is to acquire any dwelling unit which is used within a reasonable period of time as the principle residence of the Participant, the period of repayment may be as long as, but shall not exceed, 180 months.

          (3) Each Participant who makes a written request for a loan must execute and deliver to the Plan Administrator, within the 90-day period ending on the date the loan is made, a written consent acknowledging that the Participant and his Spouse, if any, are consenting to the loan and agreeing that a default on the loan may reduce the amount of any benefits payable to the Participant and his Spouse, if any, under the Plan. Such consent must be witnessed by a Plan representative or a notary public.

          (4) Each loan from the Plan shall be secured by the borrowing Participant's vested interest in his Accounts in the Plan, which security shall give the Trustee a first lien in such interest to the extent of the entire outstanding amount of such loan, unpaid interest thereon, and all costs of collection. The Plan Administrator may require the Participant to provide additional collateral as security for the loan. If the Participant's employment terminates, the Plan terminates, the Participant dies, or the Participant files for relief under the United States Bankruptcy Code, before the Participant has fully repaid the loan, any balance due on the loan shall immediately become due and payable and shall be repaid out of the Participant's vested interest in his Accounts, and such Accounts shall be reduced accordingly. A Participant's 401(k) Account may be used as security for a loan, but, notwithstanding anything in this Plan to the contrary, in the event of default, no recourse shall be available against such a 401(k) Account until the 401(k) Account is otherwise distributable.

               (5) In addition to the limitations contained in Subsection (a)
(2), the Plan Administrator may further limit the amount of a loan made to any Participant in order to maintain a reserve chargeable against the Participant's vested interest in his Accounts for income taxes which may have to be withheld by the Trustee if the loan becomes a deemed distribution to the Participant. Any such taxes required to be withheld by the Trustee, whether or not such a reserve has been created, shall be charged to and shall reduce the Participant's vested interest in his Accounts to the extent possible, and any excess taxes shall be treated as an administrative expense of the Plan which shall be reimbursed by the Participant.

               (6) Loans may be processed at any time during the Plan Year, but not less frequently than the last day of each quarter of the Plan Year.

               (7) Loans shall be earmarked investments of the Participant's Accounts pursuant to the provisions of Section 6.3.

          (b) (1) Effective October 18, 1989, the Trustee is authorized to establish a program under which assets of the Plan may be loaned to certain Participants and beneficiaries of deceased Participants. This loan program shall be administered by the Plan Administrator in accordance with the provisions of this Section and in accordance with any related documents describing procedures to be followed in the administration of the loan program which have been made a part of the Plan.

               (2) The Trustee shall not be liable for any act or omission of the Plan Administrator in its administration of the loan program except to the extent set forth in section 405 of ERISA.

               (3) Vested Participants and beneficiaries of deceased participants who are parties in interest," as that term is defined in section 3(14) of ERISA, shall be eligible to apply for loans from the Plan. However, no loans shall be available to either (A) a more than five percent (5%) shareholder in a Subchapter S corporation or (B) an Owner-Employee or a family member of an Owner-Employee. An individual who is eligible to apply for a loan from the Plan shall hereinafter be called a "Borrower."

               (4) A pooled loan account may be established in accordance with
Section 10.8.

               (5) A Borrower who wishes to borrow money from the Plan shall file a written loan request with the Plan Administrator which request shall specify:

                    (A) the amount of the loan being requested, which shall not be less than the amount specified in Subsection (b) (7) (B);

                    (B) the intended use of the loan proceeds;

                    (C) the intended security for the loan;

and

                    (D) the intended repayment period, which shall be a period authorized under Subsection (b) (7) (I).

          (6) The Plan Administrator, in its sole discretion, shall approve or deny the loan, and the Plan Administrator shall exercise its discretion in a uniform and non-discriminatory manner taking into consideration only those factors which would be considered in a normal commercial setting by an entity in the business of making similar types of loans. If a request for a loan is denied, the Borrower may appeal the denial in the manner described in Section 10.6.

          (7) In ruling on a loan application, the Plan Administrator shall not consider the Borrower's race, color, religion, sex, age, or national origin, but may consider his creditworthiness, collateral, and financial need. No loan shall be granted unless the following requirements are satisfied:

                    (A) A Borrower can not have any other loan outstanding at the time of such request.

                    (B) The loan must be in an amount of not less than $1,000 and loans in excess of $1,000 shall be made in multiples of $250.

                    (C) Loans shall only be available from the Borrower's Accounts invested in the fixed income investment fund.

                    (D) The value of a Borrower's outstanding loans under this Plan and all other plans qualified under section 401(a) of the Code which are sponsored by the Employer and Related Companies shall not exceed the lesser of:

                        (i) $50,000 reduced by the excess of (I) the highest outstanding loan balance during the 12 months before a new loan is made over
(II) the outstanding loan balance on the date of the new loan, or

                  (ii) fifty percent (50%) of the value of the Borrower's vested interest in the Plan, determined as of the Valuation Date on which the loan proceeds are paid to the Borrower.

          (E) If a request for a loan is approved, the loan proceeds shall be paid to the Borrower as of the Valuation Date coincident with or immediately following the date on which the loan is approved. Any fees or charges associated with the processing of the loan shall be paid by the Borrower.

          (F) The rate of interest to be charged on a given loan shall be determined when that loan is approved by the Plan Administrator, and shall be a rate selected by the Plan Administrator which the Plan Administrator deems to be commensurate with the interest rates being charged at that time by financial institutions which are in the business of making similar types of loans.

          (G) The loan shall be adequately secured as provided in Subsection (b) (9)

          (H) All loans shall be repaid in substantially equal monthly or quarterly installments over the term of the loan through payroll deductions or in such other manner as the Plan Administrator may determine. A Participant may repay without penalty the outstanding balance of any loan in one lump sum at any time by notifying the Plan Administrator of his intent to do so and by forwarding to the Plan Administrator payment in full of the then outstanding balance, plus interest accrued through the date of payment.

          (I) The loan shall be documented by such notes, evidences of indebtedness, and other instruments executed by the Participant which the Plan Administrator, in its discretion, requires. Each such note shall specify the period of repayment, which shall be 12, 24, 36, 48, 54 or 60 months from the date on which the loan is distributed; provided, however, that if the purpose of the loan is to acquire any dwelling unit which is used within a reasonable period of time as the principle residence of the Participant, the period of repayment may be as long as, but shall not exceed, 180 months.

     (8) Each Participant who makes a written request for a loan must execute and deliver to the Plan Administrator, within the 90-day period ending on the date the loan is made, a written consent acknowledging that the Participant and his Spouse, if any, are consenting to the loan and agreeing that a default on the loan may reduce the amount of any benefits payable to the Participant and his Spouse, if any, under the Plane Such consent must be witnessed by a Plan representative or a notary public.

          (9) Security for a loan granted pursuant to this Section must be at least equal to the proceeds of the loan. Not more than fifty percent (50%) of the Borrower's vested interest in the Plan, valued as of the Valuation Date on which the loan proceeds are paid to the Borrower, may be used as security for a loan granted pursuant to this Section, which security shall give the Trustee a first lien in such interest to the extent of the entire outstanding amount of such loan, unpaid interest thereon, and all costs of collection. To the extent that the Plan Administrator determines that additional security is required, the additional security shall consist of such collateral as the Plan Administrator and the Borrower mutually agree upon. The value and liquidity of any additional security shall be such that it may reasonably be anticipated that, in the event of default, the Plan will not lose principal and interest. If the Participant's employment terminates, the Plan terminates the Participant dies, or the Participant files for relief under the United States Bankruptcy Code, before the Participant has fully repaid the loan, any balance due on the loan shall immediately become due and payable and shall be repaid out of the Participant's vested interest in his Accounts, and such Accounts shall be reduced accordingly. A Participant's 401(k) Account may be used as security for a loan, but, notwithstanding anything in this Plan to the contrary, in the event of default, no recourse shall be available against such a 401(k) Account until the 401(k) Account is otherwise distributable.

          (10) In addition to the limitations contained in Subsection (b) (7), the Plan Administrator may further limit the amount of a loan made to any Participant in order to maintain a reserve chargeable against the Participant's vested interest in his Accounts for income taxes which may have to be withheld by the Trustee if the loan becomes a deemed distribution to the Participant.
Any such taxes required to be withheld by the Trustee, whether or not such a reserve has been created, shall be charged to and shall reduce the Participant's vested interest in his Accounts to the extent possible, and any excess taxes shall be treated as an administrative expense of the Plan which shall be reimbursed by the Participant.

          (11) Loans may be processed at any time during the Plan Year, but not less frequently than the last day of each quarter of the Plan Year.

          (12) Loans shall be earmarked investments of the Participant's Accounts pursuant to the provisions of Section 6.3.

          (13) In addition to the limitations contained in this Subsection (b), the Plan Administrator may further limit the amount of a loan made to any Participant in order to maintain a reserve chargeable against the Participant's vested interest in his Accounts for income taxes which may have to be withheld by the Trustee if the loan becomes a deemed distribution to the Participant.
Any such taxes required to be withheld by the Trustee, whether or not such a reserve has been created, shall be charged to and shall reduce the Participant's vested interest in his Accounts and shall reduce the Participant's vested interest in his Accounts to the extent Possible, and any excess taxes shall be treated as an administrative expense of the Plan which shall be reimbursed by the Participant.

          (14) When the Plan Administrator forecloses on a Borrower's security, it shall first reduce that Borrower's vested interest in the Plan by the lesser of (A) the full amount of the unpaid balance of the loan, plus accrued interest (determined as of the date of foreclosure), or (B) the entire portion of the Borrower's vested interest in the Plan which is security for the loan.

          (15) The Plan Administrator shall not use Matching or Basic Contributions which were allocated to the Borrower's Account(s) less than 24 months prior to the date of foreclosure to reduce that Borrower's indebtedness unless, as of the date of foreclosure, the Borrower has retired or terminated his employment with the Company.

          (16) When the full amount of the unpaid balance of the loan, plus accrued interest, has been restored to the Plan, any portion of the Borrower's security which remains shall be released and shall no longer be security for any loan.

          (17) Foreclosing on a Borrower's security shall not operate as a waiver of the rights of the Plan Administrator, the Company, or the Plan to pursue additional means of preventing loss to the Plan in the event of default on a loan.

          (18) If a Borrower defaults on a loan and the Plan Administrator is entitled to foreclose on the Borrower's security, the unpaid balance of the loan, plus accrued interest, shall be deemed to be immediately distributed to the Borrower.

                                   ARTICLE V
                                   ---------

              ALLOCATION OF EMPLOYER CONTRIBUTIONS AND FORFEITURES
              ----------------------------------------------------



     5.1  Allocation.  Participants for a Plan Year shall share in both the
          ----------
Employer's Basic and/or Matching Contributions and forfeitures for the Plan Year in the amounts and in accordance with the methods specified in the Joinder Agreement. Deferrals shall be allocated in accordance with Section 4.2(b).

     5.2  Maximum Allocation.  The provisions of this Section shall be construed
          ------------------
so as to comply with section 415 of the Code.

          (a) Notwithstanding anything in this Plan to the contrary, a Participant's Annual Additions shall not exceed the lesser of twenty-five percent (25%) of such Participant's Limitation Compensation for the Limitation Year or $30,000, or such larger amount equal to 1/4 of the defined benefit dollar limitation as adjusted for cost-of-living increases pursuant to Code sections 415(c)(l), 4l5(d)(l) and 4l5(d)(3).

     For purposes of the $30,000 limitation in this Subsection, there shall be treated as Employer Contributions with respect to a Participant's Accounts (1) any amount attributable to post-retirement medical benefits and allocated for Limitation Years beginning after December 31, 1985 to an account established for such Participant pursuant to section 419A(d) (1) of the Code in a welfare benefit fund, as defined in section 419(e) of the Code, by the Employer or a Related Company and (2) any amounts allocated for Limitation Years beginning after March 31, 1984 to such Participant's individual medical benefit account established pursuant to section 415(1) (2) of the Code under a defined pension or annuity plan sponsored by the Employer or a Related Company.

          (b) If the amount otherwise allocable to the Accounts of a Participant would exceed the amount described in Subsection (a) as a result of a reasonable error in estimating the Participant's Limitation Compensation or the allocation of forfeitures, if any, the Recordkeeper, at the direction of the Plan Administrator, shall adjust the Participant's Accounts in accordance with the provisions of Subsection (c).

          (c) The excess amount determined under Subsection (b) that is attributable to Basic and/or Matching Contributions, shall be held in a suspense account by the Trustee until the following Plan Year (or succeeding Plan Years), at which time it shall be used to reduce the Employer's Basic and/or Matching

Contributions to the Plan in such Plan Year. Amounts held in the suspense account shall not be permitted to share in investment gains and losses of the Trust Fund. Amounts attributable to the Participant's Deferrals shall be treated as after-tax contributions and shall be returned to the Participant with interest.

          (d) If in any Limitation Year a Participant in this Plan is also a participant in one or more defined benefit plans maintained by the Employer or any Related Company, the annual benefit referred to in Subsection (d) (1) shall be reduced, if necessary, so that the sum of the fractions described in Subsections (d) (1) and (d) (2) does not exceed 1.0 for such Limitation Year.

                  (1) Defined Benefit Fraction - a fraction, the numerator of
                      ------------------------
which is the Participant's protected annual benefit under all defined benefit pension plans sponsored by the Employer or a Related Company in which he has participated, determined as of the close of the limitation years of such plans, and the denominator of which is the lesser of:

                  (A) 1.25 x $90,000 (as adjusted to reflect cost-of-living increases) or

                  (B) one hundred forty percent (140%) of the Participant's highest average Limitation Compensation for the three consecutive calendar years which result in the highest such average. For the purpose of this Subsection, "projected annual benefit" shall mean the annual benefit to which a Participant would be entitled under the terms of a defined benefit plan if he had continued employment until his normal retirement date under such plan and if his Limitation Compensation for the purpose of such plan had continued at the same rate. For these purposes, it may be assumed that a Participant is a full-time Employee during such period if he is currently a full-time Employee.

          (2) Defined Contribution Fraction - a fraction, the numerator of which
              -----------------------------
is the sum of the annual additions to the Participant's accounts under all defined contribution plans sponsored by the Employer or any Related Company for all limitation year, and the denominator of which is the sum of the lesser of the following amounts, determined for each of such limitation years and for each prior limitation year of service with the Employer or Related Company: (A) 1.25 x $30,000 or (B) thirty-five percent (35%) of the Participant's Limitation Compensation for such limitation year.

          (e) (1) The dollar limitations described in Subsections (a) and (d) shall be adjusted in accordance with Regulations promulgated by the Secretary of the Treasury prescribing the method and amount of such adjustments.

              (2) The dollar limitations described in Subsections (a) and (d) shall not reduce the Annual Additions to the Accounts of any Participant under the Plan prior to the Effective Date using the applicable maximum dollar limitations then in effect under section 415 of the Code.

          (f) (l) If the Plan was in existence on July 1, 1982, the Plan Administrator may elect to apply Subsection (d) (2) with respect to any Plan Year ending after December 31, 1982 by calculating the denominator under Subsection (d) (2) using an alternate amount for all Plan Years ending before January 1, 1983. The alternate amount shall be equal to the amount determined for the denominator under Subsection (d) (2) as in effect for the Plan Year ending in 1982 multiplied by the "transition fraction."

               (2) The "transition fraction" shall be a fraction determined as follows:

                     (A) the numerator shall consist of the lesser of: (i) $51,875 or (ii) thirty-five percent (35%) of the Participant's Limitation Compensation for the Plan Year ending in 1981; and

                     (B) the denominator shall consist of the lesser of: (i) $41,500 or (ii) twenty-five percent (25%) of the Participant's Limitation Compensation for the Plan Year ending in 1981.

          (g) The dollar limitations described in this Section shall not reduce any benefit which was accrued by a Participant under the Plan prior to the first day of its Limitation Year beginning in 1987, using the applicable maximum dollar limitations then in effect; provided, however, that this Subsection (g) shall not apply to any Participant unless he was a Participant in the Plan on the first day of its Limitation Year beginning in 1987. For the purpose of this Subsection (g), no change in the Plan after May 5, 1986 shall be taken into account.

          (h) (1) The Plan Administrator may elect to apply Subsection (d) (2) with respect to any Limitation Year ending after December 31, 1986 by adjusting the numerator under Subsection (d) (2) by using an alternate amount for all Limitation Years beginning on or before December 31, 1986. The adjustment is to subtract permanently from the numerator or the defined contribution fraction an amount equal to the product of (A) times
(B) where:

                         (A) Is the sum of the defined contribution fraction and
the defined benefit fraction as of the "determination date", minus 1.0, and

                         (B) is the denominator of the defined contribution
fraction as of the "determination date."

          (2) For purposes of (1) above, the "determination date'" is the last day of the Plan Year beginning in 1986. In addition, the defined benefit fraction and the defined contribution fraction are computed in accordance with the limitations set forth in Subsections (a) and (b), taking into account the modifications of Subsection (c).

          (3) The adjustment described in this Subsection may be made only if
(A) any accruals in excess of the limits set forth in Subsections (a) and (d) (as modified by Subsection (c)) are reduced and (B) both the defined contribution plan in question and this Plan were in existence on May 6, 1986. Any changes in the terms and conditions of the Plan made after May 5, 1986 may not be recognized in making this adjustment to the defined contribution fraction.

                                   ARTICLE VI
                                   ----------

                       ALLOCATION OF TRUST FUND EARNINGS
                       ---------------------------------

     6.1  Frequency and Method.  As of each Valuation Date, the recordkeeper
          --------------------
shall allocate the gains and losses of the Trust Fund (and any suspense accounts) since the prior Valuation Date among the Participants' Accounts by adjusting the stated value of each Account to reflect the actual value of such Account as of the current Valuation Date, in accordance with the provisions of this Article and Section 10.8(c).

     6.2  Valuation of Trust Fund.
          -----------------------

          (a) As of each Valuation Date, the Recordkeeper shall value the entire Trust Fund consisting of its separate investment funds. Earmarked investments described in this Article shall not be taken into account in valuing the Trust Fund.

          (b) The Recordkeeper shall determine the fair market-value of Trust Fund assets in compliance with this Section. The fair market value of each investment fund shall be the value as established and reported by the manager of such investment fund.

     6.3  Special Rules for Earmarked Investments  As of each Valuation Date,
          ---------------------------------------
the Recordkeeper shall determine the fair market value of earmarked investments. All gains and losses on investments earmarked to a Participant's Account shall be credited or debited to that Account. Investments earmarked to a Participant's Account shall be:

          (a)  loans to the Participant; and

          (b) individual life insurance policies purchased on behalf of the Participant.

     6.4  Account Values.  The value of an Account for all purposes of this Plan
          --------------
shall be its value as of the prior Valuation Date, adjusted on a pro rata basis on the value of the Account for gains or losses of the Trust Fund, for the period between the prior Valuation Date and the business day immediately preceding the date in question. Earmarked investments credited or debited to an Account under Section 6.3 shall be valued at their fair market value, which shall be the outstanding balance of principal and interest of each loan and the cash surrender value of any policies of insurance owned in such Account on the business day immediately preceding the date in question.

                                  ARTICLE VII
                                  -----------

                VESTING:  BENEFITS ON TERMINATION OF EMPLOYMENT
                -----------------------------------------------

     7.1  Vesting of Accounts.  A Participant shall be fully vested in his
          -------------------
401(k), Rollover, Qualified Matching Contribution, and Qualified Nonelective Contribution Accounts at all times. Except as otherwise provided in this Plan, a Participant's Employer Contribution Account shall be vested as specified in the Joinder Agreement.

     7.2  Additional Vesting of Accounts.  A Participant's Employer Contribution
          ------------------------------
Account which is not otherwise fully vested shall become fully vested upon the earliest to occur of:

          (a) the date on which the Participant attains his Normal Retirement Date while an Employee of the Employer or a Related Company,

          (b) the date of the Participants death while an Employee of the Employer or a Related Company, and

          (c) the date on which the Participant suffers a Disability while an Employee of the Employer or a Related Company.

     7.3  Service for Vesting.
          -------------------

          (a) For the purposes of determining a Participant's vesting service, an employee shall earn a Year of Service for each Plan Year (including years before the Effective Date) during which he is credited with 1,000 or more Hours of Service.

          (b) Notwithstanding any provisions of this Plan to the contrary, an employee shall not receive credit for purposes of this Article for service in any Plan Year ending prior to the employees 18th birthday.

          (c) Notwithstanding any provisions of this Plan to the contrary, an employee shall not receive credit for purposes of this Article for service prior to the date on which ERISA and the Code, as amended by ERISA, became applicable to the Plan, if such service would have been disregarded under the rules of the Plan with regard to Breaks in Service as in effect on the applicable date.

     7.4  Treatment of Terminated Vested Participant.
          ------------------------------------------

          (a) In the case of a Participant whose employment with the Employer and all Related Companies has terminated, other than by Retirement, death, or Disability, and who has a vested interest in his Accounts which is less than or equal to $3,500, the vested benefit of such Participant, calculated in accordance with Article VI, shall be paid to or applied for the benefit of such Participant in a single sum as soon as is administratively practicable after the Valuation Date immediately following the date on which such Participant's termination of employment occurs.

          (b) In the case of a Participant whose employment with the Employer and all Related Companies has terminated, other than by Retirement, death, or Disability, and who has a vested interest in his Accounts which exceeds $3,500, or at the time of any prior distribution has exceeded $3,500, the vested benefit of such Participant, calculated in accordance with Article VI, shall be paid to or applied for the benefit of such Participant at the earliest date provided under Article VIII as if the Participant had continued employment. Such benefit shall be paid in a form provided under Article VIII. The Trustee shall, however, if directed by the Plan Administrator, make a distribution to the Participant, in a form determined under Section 8.2, earlier than the date described above if the Participant and his Spouse, if any, requests the earlier distribution in writing. Such request must acknowledge its own effect and must be witnessed by a Plan representative or a notary public. The distribution shall be made or shall commence as soon as administratively practicable after the Valuation Date immediately following the Participant's election of an early distribution.

     7.5  Forfeitures.  If a Participant terminates his employment with the
          -----------
Employer and he is not reemployed by the Employer before the end of the Plan Year in which occurs the earlier of (a) the date on which he receives a distribution under this Article or (b) the date on which he incurs his fifth consecutive one-year Break in Service, his Employer Contribution Account shall be closed as of the Valuation Date on or immediately succeeding such date, and the non-vested amount held therein shall be forfeited and shall be applied in accordance with Item 20 of the Joinder Agreement.

     7.6  Restoration of Forfeited Amounts Upon Reemployment.  If a terminated
          --------------------------------------------------
vested Participant has received a distribution pursuant to the provisions of this Article VII and is reemployed by the Employer before the date on which he incurs five consecutive one-year Breaks in Service, the amount forfeited, if any, from his previous Employer Contribution

Account will be restored to his new Employer Contribution Account only if he repays the full amount of the distribution which he received on his prior termination of employment. Such amount, which shall be credited to his new Employer Contribution Account, must be repaid prior to the earlier of (a) the end of the Participant's fifth consecutive one-year Break in Service, or (b) the fifth anniversary of his reemployment date with the Employer. No portion of a repayment shall be subject to the ADP Test or ACP Test.

     7.7  Restoration of Service on Reemployment.  A Participant who terminates
          --------------------------------------
his employment with the Employer and who incurs a Break in Service shall have his pre-break and post- break service aggregated hereunder in the event he is subsequently reemployed by the Employer if:

          (a) (1) he has a vested interest and (2) he incurs a Break in Service; or

          (b) (1) he does not have a vested interest, (2) he first incurs a Break in Service after the first day of the Plan Year beginning in 1985, and (3) the number of his consecutive Breaks in Service does not exceed the greater of
(A) the number of Years of Service he had accrued prior to his Break in Service, or (B) five; or

          (c) (1) he does not have a vested interest, (2) he first incurs a Break in Service prior to the first day of the Plan Year beginning in 1985, (3) as of the last day of the Plan Year beginning in 1984, the number of his consecutive one-year Breaks in Service is less than the number of Years of Service he had accrued prior to his Break in Service, (4) he is reemployed on or after the first day of the Plan Year beginning in 1985, and (5) as of the date of his reemployment, the number of his consecutive Breaks in Service is less than the greater of (A) the number of Years of Service he had accrued prior to his Breaks in Service, or (B) five; or

          (d) (1) he does not have a vested interest, (2) he first incurs a Break in Service prior to the first day of the Plan Year beginning in 1985, (3) he is reemployed before the first day of the Plan Year beginning in 1985, and
(4) as of the date of his reemployment, the number of his consecutive Breaks in Service is less than the number of Years of Service he had accrued prior to his Break in Service.

     In the case of a Participant who terminates his employment with the Employer and who is rehired by the Employer prior to incurring a Break in Service, such Participant shall have all of his service aggregated hereunder upon his reemployment with the Employer.

     In any other case, a reemployed Participant shall receive no credit for his pre-break Service.

     7.8  Effect of Post-Break Years of Service   For Plan Years beginning after
          -------------------------------------
December 31, 1984,

          (a) if the number of a Participant's consecutive Breaks in Service is equal to or greater than five, the Participant's post-break Years of Service shall not increase the vesting percentage, if any, in that part of his Employer Contribution Account accrued prior to his Break in Service; or

          (b) if the number of a Participant's consecutive one-year Breaks in Service is less than five, the Participant's post-break Years of Service shall increase the vesting percentage in that part of his Employer Contribution Account accrued prior to his Break in Service, including amounts restored on the repayment of prior distributions under Section 7.6.

     For Plan Years beginning before January 1, 1985, the Participant's post-break Years of Service shall not increase the vesting percentage, if any, in that part of his Employer Contribution Account accrued prior to his one-year Break in Service.

     7.9  Amendments to Vesting Schedule.  If the vesting schedule of this Plan
          ------------------------------
is amended or if the Plan is amended in any way which directly or indirectly affects the computation of a Participant's vested percentage, the rate of vesting for any Participant shall not be diminished because of such amendment. In addition, if the vesting schedule of this Plan is amended, each Participant who is credited with not less than three Years of Service as described in
Section 7.3 of the Plan shall be permitted to elect, within a reasonable period after the adoption of such amended vesting schedule, to have his nonforfeitable percentage computed under the Plan without regard to such amendment. The period during which the election may be made shall commence with the date the amended vesting schedule is adopted and shall end on the later of:

          (a) 60 day. after the amended vesting schedule is adopted;

          (b) 60 days after the amended vesting schedule becomes effective; or

          (c) 60 days after the Participant is given written notice of the amended vesting schedule by the Employer.

     7.10 Participation after Attaining Normal Retirement. A Participant shall
          -----------------------------------------------
continue to participate in the Plan on or after attaining his Normal Retirement Date.

                                  ARTICLE VIII
                                  ------------

                      BENEFITS ON RETIREMENT OR DISABILITY
                      ------------------------------------



     8.1  Distribution of Accounts.
          ------------------------

          A Participant's Accounts shall be distributed to him in the event of his Retirement or in the event of his Disability in the manner, in the amount, and at the time provided in this Article. If the Participant's Accounts are invested in life insurance, the special distribution rules and option in Section
10.9 shall also apply.

     8.2  Modes of Distribution.
          ---------------------

          (a) A Participant may elect one of the following forms of distribution of Retirement or Disability benefits hereunder:

               (1)  a single sum payment;

               (2) a single life annuity with substantially equal monthly installments payable to the Participant for his lifetime;

               (3) a single life or joint and survivor annuity with a minimum guaranteed number of monthly benefits payable to the Participant and his designated beneficiary; or

               (4) substantially equal, annual installments payable over a period not to exceed the life expectancy or joint life expectancies of the Participant or of the Participant and his designated beneficiary, adjusted periodically for gains and losses.

          (b) If an election is not made under Subsection (a) and spousal consent is not received under Subsection (e), a married Participant shall receive his Accounts in the form of a Qualified Joint and Survivor Annuity, and an unmarried Participant shall receive his Accounts in the form of a single life annuity.

          (c) If distribution at any time under this Section is made in a form other than a single sum, it must be distributed in installments not extending beyond the life or life expectancy of the Participant or the joint lives or joint life expectancies of the Participant and his designated beneficiary, as determined in accordance with the provisions of section

401(a)(9) of the Code and the Regulation promulgated by the Secretary of the Treasury, including the incidental benefit requirements in proposed Treas. Reg.
(S)1.401(a)(9)-2. Life expectancies shall be determined under the tables set forth in Treas. Reg. (S)l.72-9 and shall not be recalculated annually if benefits are provided in a form other than a life annuity.

          (d) No distribution shall be made under Section 8.2(a) or (b) which is inconsistent with the provisions of section 401(a)(9) of the Code.

          (e) If a married Participant elects to waive the Qualified Joint and Survivor Annuity, the Participant's Spouse (1) must consent in writing to the form of benefit chosen, and (2) if applicable~ must consent in writing to the specific beneficiary designated by the Participant. The Participant may not change the form of benefit and/or designated beneficiary without the consent of his Spouse, unless the original consent of the Spouse expressly permits the Participant to make changes without further consent of the Spouse. All such consents must acknowledge their own effect and must be witnessed by a Plan representative or a notary public. A married Participant is not required to comply with the foregoing if he establishes to the satisfaction of a Plan representative that his Spouse cannot be located. The election to waive the Qualified Joint and Survivor Annuity made by the Participant and consented to by his Spouse shall be made in the 90-day period ending on the Annuity Starting Date. The Participant may revoke the waiver of the Qualified Joint and Survivor Annuity in writing prior to the Annuity Starting Date without the consent of his Spouse. Any consent which is given by the Participant's Spouse shall be valid for such Spouse only, and will not be valid for any other Spouse of the Participant. The elections described in this Subsection may be made any number of times prior to the Annuity Starting Date.

          (f) In the event of the death of a Participant's Spouse or other designated beneficiary prior to the Participant's Annuity Starting Date but after an election of a Qualified Joint and Survivor Annuity has been made hereunder, the election shall be automatically revoked.

          (g) A Participant may elect the mode of payment at any time prior to the first day of the calendar month for which benefits are first payable to the Participant. Such election shall be on a form prescribed by the Plan Administrator.

          (h) If the Participant elects to have his benefit paid in installments or on a deferred basis, the Participant may thereafter elect to change the time or manner of payment of the unpaid balance within the maximum time limits of Subsection (g);

provided however, that reasonable advance written notice of such election is given by the Participant to the Plan Administrator.

          (i) Payment made in installments shall be made in an amount of $100 or more.

          (j) If a contingent or joint annuitant or designated beneficiary is other than the Participants Spouse, the form of payment elected shall provide that at least fifty percent (50%) of the benefit is payable to the Participant over his life, in accordance with the provisions of section 401(a)(9) of the Code and the Regulations promulgated by the Secretary of the Treasury thereunder.

          (k) With regard to any election to waive the Qualified Joint and Survivor Annuity form of benefit, the Plan Administrator shall no less that 30 days and no more than 90 days before the Annuity Starting Date provide to the Participant a written explanation of:

               (1) the terms and conditions of the Qualified Joint and Survivor Annuity;

               (2) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity;

               (3) the rights of the Participant's Spouse to consent to any election to waive the Qualified Joint and Survivor Annuity; and

               (4) the right of the Participant to revoke such election and the effect of such revocation.

          (l) If a Participant's vested benefit is less than or equal to $3,500, the Plan Administrator may immediately distribute such benefit without such Participant's or Spouse's consent. If a Participant's vested benefit is greater than $3,500, such benefit may not be paid in a single-sum payment without the consent of the Participant and the Participant's Spouse. In addition, a partial or total distribution of benefits may not be made after the Annuity Starting Date, regardless of the Participant's vested benefit, unless the Participant and the Participant's Spouse consent to such a distribution. Any consent under this Subsection (1) must acknowledge its own effect and must be witnessed by a Plan representative or a notary public.

     8.3  Timing of Distribution.
          ----------------------

          (a) A Participant entitled to receive benefits under the Plan shall commence to receive benefits as Soon as administratively practicable.

          (b) (1) Distribution of a Participant's benefits under this Plan shall be made (or shall commence) by the mandatory commencement date described in paragraph (2) or (3), whichever is applicable.

              (2) Until January 1, 1989, the "mandatory commencement date" for purposes of paragraph (1) shall be the April 1st that follows the later of:

                    (A) the end of the calendar year in which the Participant attains age 70-1/2, or

                    (B) the end of the calendar year in which the Participant's employment with the Employer and all Related Companies terminates.

     Notwithstanding the foregoing, effective for Plan Years beginning after December 31, 1984, clause (B) shall not apply in the case of a Participant who is a five-percent (5%) owner (as defined in section 416(i) (1) (B) of the Code) at any time during the five-Plan-Year period ending in the calendar year in which the Participant attains age 70-1/2.

     If a Participant becomes a five-percent (5%) owner during any Plan Year after the end of the five-Plan-Year period described above, distribution of his benefits under this Plan shall commence not later than the April 1st that follows the end of the calendar year which includes the last day of the Plan Year in which the Participant becomes a five-percent (5%) owner.

                    (3) Beginning on January 1, 1989, the mandatory commencement date" for purposes of paragraph (1) shall be the April 1st that follows the end of the calendar year in which the Participant attains age 70-1/2; provided, however, that in the case of a Participant who attains age 70-1/2 before January 1, 1988 and who is not a five-percent (5%) owner (as defined in section 416(i)
(1) (B) of the Code) at any time during the Plan Year ending during the calendar year in which he attains age 66-1/2 or any subsequent Plan Year, the "mandatory commencement date" shall continue to be the date described in paragraph (2).

          (c) A Participant shall begin to receive benefits as soon as is administratively practicable after the Valuation Date following the Participant's Retirement date or the date on which he suffers a Disability, but in no event later than 60 days after the end of the Plan Year in which he attains his formal Retirement Date or, if later, his Retirement date; provided, however, that a Participant may elect that distribution be made or commence at a later date. Such deferred distribution may be made under any distribution option available under Section 8.2, but distributions must commence no later than the mandatory commencement date described in subparagraph (b).

          (d) This Section shall be construed to comply with the provisions of section 401(a)(9) of the Code and the regulations thereunder. Such provisions shall override any distribution options in the Plan which are inconsistent with section 401(a) (9) of the Code.

          (e) Benefits under this Plan shall be paid when a properly written application is received by the Plan Administrator. In the event that a Participant fails to apply to the Plan Administrator for his benefits by his Normal Retirement Date or by the date on which his employment terminates, if later, the Plan Administrator shall make diligent efforts to locate such Participant. The Plan Administrator shall be under no obligation to make payments at any time for the period in which benefits would have been payable if the Participant had made timely application for his benefits.

          (f) If a Participant suffers a Disability prior to his Retirement and the value of his Accounts exceeds, or at the time of any prior distribution has ever exceeded, $3,500, his Accounts shall not be paid to him or applied for his benefit until (1) he and his Spouse, if any, consent in writing to such payment or application, or (2) he attains what would have been his Normal Retirement Date, or (3) he dies.

     8.4  Distribution of Contracts.  If the vested portion of a terminated
          -------------------------
Participant's Accounts equals or exceeds the cash surrender value of any insurance contracts held in such Accounts, the Trustee shall assign, transfer, and set over to such terminated Participant part or all of the insurance contracts on his life, provided, however, if directed by the Plan Administrator at the Participant's request, the Trustee shall borrow or partially withdraw the cash surrender value of the insurance contracts from the insurer and credit such amount to the Participant's Accounts. If the value of the terminated Participant's vested Accounts is less than the cash surrender value of the insurance contracts, the terminated Participant may either (a) pay to the Trustee the sum which, when added to the distribution, shall equal the value of the insurance contracts being assigned or transferred, or (b) authorize the Trustee to borrow or partially withdraw the cash surrender value of the insurance contracts from the insurer and assign the insurance contracts to the terminated Participant.

                                   ARTICLE IX
                                   ----------

                               BENEFITS ON DEATH
                               -----------------



     9.1  Designation of Beneficiary.  Subject to the provisions of Section 9.4,
          --------------------------
each Participant or former Participant may designate, revoke, and redesignate beneficiaries to whom death benefits are payable. Such actions shall be taken only in writing on a form provided by the Plan Administrator and shall be effective only upon delivery to the Plan Administrator.

     9.2  Distribution on Death
          ---------------------

          (a) Except as otherwise provided in this Plan, a Participant's Accounts shall be distributed in the event of death. In addition, and subject to the rules of Section 10.9 relating to life insurance, on the death or presumed death of a Participant or former Participant, the life insurance proceeds paid to the Trustee shall be paid to, or applied for the benefit of, the Participant or his designated beneficiary. Such payment or application shall be made in accordance with the provisions of this Article. Any portion of the death benefit not distributed shall be credited to the Participant's 401(k) Account and shall be fully allocated to the fixed income investment fund.

          (b) In the event an unmarried Participant fails to designate a beneficiary, or if a Participant is pre-deceased by his designated beneficiary, the benefits hereunder shall be paid to the administrators or executors or the Participant's estate.

          (c) Members of a class of beneficiaries shall cease to be entitled to benefits on the Plan Administrator's determination that no members of the class exist or the Plan Administrator's failure to locate any members of the class after making reasonable efforts to do so.

          (d) The Recordkeeper and Trustee shall be under no obligation to commence payment on account of a Participant's death until the Plan Administrator has notified the Recordkeeper, in writing, of the death of such Participant or former Participant.

     9.3  Required Distribution Provisions.
          --------------------------------

          (a) If a Participant dies prior to the commencement of benefit payments under the Plan, the death benefit payable hereunder to a beneficiary other than the

Participant's Spouse shall be determined as of the Valuation Date on or immediately preceding the Participant's date or death and payments shall commence as soon as is administratively practicable after such Valuation Date. The Participant's entire vested interest shall be distributed within five years of the Participant's death. The amount payable shall be adjusted in accordance with the provisions of Section 6.4.

          (b) If a Participant dies prior to the Annuity Starting Date, the death benefit payable hereunder to a beneficiary who is the Participant's Spouse shall be paid, if the Participant and his Spouse have filed the election provided in Section 9.4, as of the Valuation Date on or immediately preceding the Participant's date of death in a form provided in Section 8.2(a), and payments shall commence as soon as is administratively practicable after such Valuation Date; provided, however, that the Participant's Spouse can delay payment of such benefit until any later Valuation Date, but in no event after the later of (1) the December 31 of the calendar year in which the Participant would have attained age 70-1/2, or (2) December 31 of the calendar year following the calendar year in which the Participant dies. The amount payable shall be adjusted in accordance with the provisions of Section 6.4.

          (c) If a Participant dies while receiving installment payments under this Plan, the remaining payments shall be distributed at least as rapidly as under the method being used as of the date or the Participant's death; provided, however, that the Trustee shall, as directed by the Plan Administrator, pay to the Participant's designated beneficiary as a single sum the present value of all unpaid future installments provided that the Participant's designated beneficiary consents to such a distribution. If a Participant dies while receiving annuity payments under this Plan, the annuity payments will be continued in the manner previously selected by the Participant prior to the Annuity Starting Date.

     9.4  Preretirement Survivor Annuity
          ------------------------------

          (a) Except as otherwise provided in this Plan, in the event of the death of a Participant who has a surviving Spouse, the Participant's surviving Spouse shall receive a Preretirement Survivor Annuity. The benefit shall commence on the first day of the month selected by the surviving Spouse, beginning within a reasonable time after the Participant's death and ending not later than the December 31 of the calendar year in which the Participant would have attained age 70-1/2, or, if later, the December 31 of the calendar year following the calendar year in which the Participant died. In the absence of such an election, benefits under this Section shall commence on the first day of the month following the date which would have been the Participant's Normal Retirement Date. The election shall acknowledge its own effect and shall be witnessed by a Plan representative or a notary public.

          (b) A Participant may elect to waive the Preretirement Survivor Annuity benefit at any time during the period commencing on the first day of the Plan Year in which the Participant attains age 35 and ending on the date of the Participant's death. In the case of a Participant who is separated from service, the election to waive the Preretirement Survivor Annuity with respect to benefits accrued before the date of such separation from service shall not begin later than such date.

          (c) A Participant who has a Spouse may elect to waive the Preretirement Survivor Annuity benefit only if his Spouse (1) consents in writing (A) not to receive the Preretirement Survivor Annuity, (B) to the form of benefit chosen and (C) to the specific beneficiary designated by the Participant, (2) such consent acknowledges its own effect, and (3) such consent is witnessed by a Plan representative or a notary public. The Participant may not change the designated beneficiary and/or form of benefit without the consent of his Spouse; unless the original consent of the Spouse expressly permits the Participant to make changes without further consent of the Spouse. A Participant is not required to comply with the foregoing steps if he establishes to the satisfaction of a Plan representative either that he has no Spouse or that his Spouse cannot be located. The Participant may revoke the waiver of the Preretirement Survivor Annuity without his Spouse's consent. The elections described in Subsections (b) and (C) may be made any number of times prior to the Participant's death.

          (d) The Plan Administrator shall provide to each Participant a written explanation of:

               (1) the terms and conditions of the Preretirement Survivor
Annuity;

               (2) the Participant's right to waive the Preretirement Survivor Annuity and the effect of such waiver;

               (3) the rights of the Participant's Spouse with respect to such waiver; and

               (4) the right to revoke a waiver of the Preretirement Survivor Annuity and the effect of such revocation.

     The Plan Administrator must provide this explanation at the latest of the following times:

               (1) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

               (2) a reasonable period after the individual becomes a Participant, if the individual becomes a Participant after the first day of the Plan Year in which he or she attains age 32;

               (3) a reasonable period ending after the date the Plan ceases to fully Subsidize the cost of such benefit;

               (4) a reasonable period after separation from service in the case of a Participant who separates before attaining age 35; or

               (5) a reasonable period ending after such benefit applies to the Participant.

          (e) Notwithstanding any provision in this Plan to the contrary, if the Participant's vested benefit is less than or equal to $3,500, the Plan Administrator may immediately distribute such benefit without the consent of the Participant's surviving Spouse. However, if the Participant's vested benefit exceeds, or at the time of any prior distribution has exceeded, $3,500, such benefit may not be paid in a single-sum payment without the consent of the Participant's surviving Spouse. Such consent must be in writing, must acknowledge its own effect, and must be witnessed by a Plan representative or a notary public. In addition, a partial or total distribution of benefits under this Section may not be made after the Annuity Starting Date, regardless of the vested benefit to be paid to the Participant's surviving Spouse, without the consent of the Participant's surviving Spouse.

          (f) All distributions made under Article IX shall comply with the provisions of section 401(a) (9) of the Code and Regulations promulgated by the Secretary of the Treasury.

                                   ARTICLE X
                                   ---------

                           ADMINISTRATION OF THE PLAN
                           --------------------------


     10.1 Duties of the Plan Administrator.  The Plan Administrator shall be the
          --------------------------------
named fiduciary of the Plan and shall be responsible for the general administration of the Plan. The Plan shall be administered on a non~discriminatory basis in accordance with its terms. The Plan Administrator shall have all discretionary powers and duties necessary to fulfill its responsibilities, including, but not limited to, the following:

          (a) to interpret the provisions of the Plan and to determine all questions relating to the eligibility of employees to participate;

          (b) to determine, compute, and certify to the Recordkeeper the method in which benefits are to be paid to the Participants and their Spouse and designated beneficiaries;

          (c) to authorize all disbursements by the Trustee;

          (d) to maintain all records necessary for the administration of the Plan, including records pertaining to a Participant's designation of a beneficiary and loans made to Participant, but excluding records maintained by the Employer and Related Company, the Trustee or the Recordkeeper;

          (e) to provide for disclosure of all information and filing or provision of all reports and statements to Participants, Spouses, beneficiaries, or governmental bodies as shall be required of the Plan Administrator by the Code or ERISA or any other applicable law:

          (f) to make and publish rules for the administration, regulation, or application of the Plan;

          (g) to administer the claims procedure set forth in Section 10.6;

          (h) to delegate any power or duty to any person or entity in accordance with Section 10.4;

          (i) to establish reasonable procedures to determine the qualified status of domestic relations orders which relate to the Plan, pursuant to the provisions and requirements of section 414(p) of the Code; and

          (j) to exercise all other powers or duties granted to the Plan Administrator by other provisions of the Plan or the Trust Agreement.

     10.2 Duties of the Recordkeeper.  The Recordkeeper shall be responsible for
          --------------------------
those duties assigned to it by the Plan Administrator, including the valuation of the Trust Fund and accounting of loans made to Participants, and the Recordkeeper shall have all powers and duties necessary to fulfill its responsibilities.

     10.3 Investments and Funding Policy.
          ------------------------------

          (a) The Trustee shall have the responsibilities to manage the investments of the Trust Fund in accordance with the provisions of the Trust Agreement, except to the extent such responsibility is delegated to other persons pursuant to the Trust Agreement. Subject to the provisions of the Joinder Agreement and applicable Plan rules, each Participant shall have the right to select among the investments chosen by the Trustee in accordance with the funding policy established by the Employer.

          (b) The Employer shall establish a funding policy. The Employer shall advise the Trustee and any other person to whom investment management responsibility has been delegated of such funding policy and all other matters, if any, as may be pertinent to their duties.

     10.4 Delegation of Administrative Responsibility.  The Plan Administrator
          -------------------------------------------
may delegate all or any portion of its administrative responsibilities with respect to the Plan to any other person or persons. Investment responsibilities may be delegated only to the extent permitted under the Trust Agreement.

     10.5 Compensation. Indemnity  and Liability.
          --------------------------------------

          (a) Any fiduciary or delegate who is an Employee of the Employer shall serve without compensation for services rendered to the Plan. Any person responsible for Plan assets shall be bonded as required by applicable law, provided individuals eligible to participate in the Plan include individuals other than self-employed individuals or the sole shareholder, if applicable, of the Employer or the Spouse of such self-employed individual or shareholder. The Employer shall furnish the Plan Administrator and/or Recordkeeper and any such delegate with all clerical or other assistance necessary in the performance of their duties. The Plan Administrator is authorized to employ such legal counsel, including legal counsel of the Employer, and advisors as it may deem advisable to assist in the performance of its duties hereunder.

          (b) All costs of administering the Plan, including the cost of the bond and legal services described in Subsection (a), shall be paid, in the discretion of the Employer, either out of Plan assets or by the Employer. Expenses attributable to investments earmarked to a Participant's Account under
Article VII shall be charged to such Participant's Account unless otherwise paid by the Employer. Costs associated with the distribution of benefits shall be paid in the manner selected in Item 28 of the Joinder Agreement.

          (c) To the extent permitted by applicable law, the Employer shall indemnify and hold harmless the Plan Administrator, the Recordkeeper, the Trustee and any delegate appointed pursuant to Section 10.4 against any and all expenses, liabilities, and claims, including legal fees incurred to defend against such liabilities and claims, arising out of their discharge, in good faith, of responsibilities under or incident to the Plan. Expenses and liabilities arising out of willful misconduct shall not be indemnified by the Employer, Trustee and/or the Plan or Trust Fund. This indemnity shall not preclude such further indemnities as may be available under insurance purchased by the Employer or provided by the Employer; provided, however, that such indemnities are permitted under applicable law. Payment with respect to any indemnity and payment of expenses or fees shall be made only from assets of the Employer and shall not be made directly or indirectly from the Trust Fund.

     10.6 Claims Procedure.
          ----------------

          (a) A claim by a Participant, former Participant, Spouse, beneficiary, or any other person shall be presented to the Plan Administrator in writing within the maximum time permitted by law or under Regulations promulgated by the Secretary of Labor or his delegate.

          (b) The Plan Administrator shall, within a reasonable time, consider the claim and shall issue its determination thereon in writing.

          (c) If the claim is granted, the appropriate distribution or payment shall be made from the Trust Fund as soon as is administratively practicable following such grant.

          (d) If the claim is wholly or partially denied, the Plan Administrator shall, within 90 days provide the claimant with written notice of such denial, setting forth, in a manner calculated to be understood by the claimant:

               (1) the specific reason or reasons for such denial;

               (2) specific references to pertinent Plan provisions on which the denial is based,

               (3) a description of any additional material or Information necessary for the claimant to perfect the claim~ and an explanation of why such material or information is necessary, and

               (4) an explanation of the Plan's claim review procedure.

The 90-day period described in the preceding sentence may be extended in special circumstances for up to an additional 90 days if the claimant is given written notice of the extension that specifies the reason(s) for the extension.

          (e) Each claimant shall have the opportunity to appeal the Plan Administrator's denial of a claim to the Employer in writing for a full and fair review. The claimant or his duly authorized representative:

               (1) may request a review by filing a written application with the Employer,

               (2) may review pertinent documents, and

               (3) may submit issues and comments in writing.

          (f) The Plan Administrator may establish such time limits within which a claimant may request review of a denied claim as are reasonable in relation to the nature of the benefit which is the subject of the claim and to other attendant circumstances, but which shall not be less than 60 days after receipt by the claimant of written notice of denial of his claim.

          (g) The decision by the Plan Administrator on review of a claim shall be made not later than 60 days after its receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as practicable, but in no event later than 120 days after receipt of the request for review. Written notice of the extension must be sent to the claimant prior to the commencement of the extension.

          (h) The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant with specific references to the pertinent Plan provisions on which the decision is based.

          (i) To the extent permitted by law, the decision of the Plan Administrator, if no review is properly requested, the decision at the Employer on review, as the case may be, shall be final and Binding on all parties. No legal action for benefits under the Plan shall be brought unless and until the claimant has exhausted his remedies under the Plan.

          (j) If for any reason the written notice at denial described above is not furnished within 90 days at the Plan Administrator's receipt of a claim for benefits, the lain shall be deemed to be denied. Likewise, if for any reason the written decision on review described above Is not furnished within the time prescribed, the claim shall be deemed to be denied on review.

          (k) Notwithstanding any other provision of this Section, any controversy or claim arising out of or relating to a claim for benefits payable by this Plan may, at the option of the claimant, be submitted for settlement by arbitration in accordance with the Employee Benefit Plan Claims Arbitration Rules of the American Arbitration Association, and such rules are incorporated herein by reference. The decision of the arbitrator shall be final and binding on all parties thereto and judgment upon the award may be entered in any court having competent jurisdiction.

     10.7 Effect of Plan Administrator Action.  All actions taken and all
          -----------------------------------
determinations made by the Plan Administrator in good faith shall be final and binding upon all Participants, their Spouses and designated beneficiaries, the Recordkeeper, the Trustee, the Plan Administrator, the Employer, any Related Company, and any person interested in the Plan or Trust Fund.

     10.8 Investment Funds.
          ----------------

          (a) For investment purposes, the assets of the Trust Fund, other than earmarked investments described in Sections 4.9 and 10.9, shall be invested in accordance with the Plan Administrator's instructions among the investment funds specified in the Joinder Agreement and any loan account authorized under Section 4.9.

          (b) Each Participant may specify the extent to which his Accounts shall be invested in each of the investment funds. Investment directions shall be made in writing in the manner specified by the Plan Administrator and in accordance with the Joinder Agreement and applicable Plan rules. In the absence of proper elections under this Article, the affected portion of the participant's Account shall be invested in the fixed income investment fund and all distributions shall be charged first the portion of the Participant's Accounts invested in the fixed income investment fund and then to the balance of his Accounts as directed by the Plan Administrator.

          (c) All gains and losses with respect to an investment fund shall be credited or debited to it, and in allocating investment gains and losses among the Participant's Accounts, Article VI shall be applied to each investment fund separately, with each Participant's Account receiving a pro rata portion of such gains and losses, based on the value of each Participant's Account invested in such investment fund.

     10.9 Life Insurance Investments.
          --------------------------

          (a) Subject to the limitations contained in the Joinder Agreement and this Section, individual or group life insurance policies and individual or group annuity contracts issued by one or more insurance companies may be purchased by the Plan. If individual policies or contracts are purchased for a Participant, such purchases may only be made with the Participant's written
consent unless purchased pro rata for all Participants.   The insured under such
an individual policy or contract may be the Participant, his Spouse or his child or children under age 25, at the Participant's designation. The Plan Administrator may impose restrictions on the maximum amount of insurance which a Participant may select on his Spouse and/or children. Individual policies or contracts shall be considered an earmarked investment of the Participant's 401(k) Account, and premiums on such policies or contracts shall be charged to such 401(k) Account. Any death benefit payable under a policy or contract on the life of a Participant while it is held by the Trust shall be made in accordance with Section 9.2. Any life insurance proceeds payable under a policy or contract issued on the life of a Participant's Spouse or child are to be paid to, or applied for the benefit of, the Participant. Any portion of the death benefit under such policy or contract not distributed shall be paid to the Participant's 401(k) Account and shall be allocated to investment funds in the same manner as Deferrals.

          (b) Not later than the earlier of a Participant's Retirement or termination of employment, the Plan Administrator shall direct the Trustee to distribute to the Participant in kind, any individual policies or contracts as part of his benefit under the Plan; provided, however, that if the Participant elects, in writing, the Plan Administrator shall direct the Trustee to convert into cash the entire value of such policies or contracts and the Trustee shall use the proceeds of such conversion to pay the Participant's benefit.

          (c) A Participant may increase life insurance investments at enrollment periods designated by the Plan Administrator. A Participant may decrease or cancel insurance after reasonable advance notice at any time. Not more than forty-nine and nine-tenths percent (49.9%) of the aggregate amount of Contributions made on behalf of a Participant may be Invested in ordinary life insurance Policies or contracts, and not more than twenty-five percent (25%) of the aggregate amount of Contributions on behalf of a Participant may be invested in term life insurance or adjustable life insurance or universal life insurance policies or contracts. If both ordinary and term life insurance policies or contracts are purchased, the sum of the annual term and adjustable and universal life insurance premium, plus one-half of the ordinary life insurance premiums, may not exceed twenty-five percent (25%) of the Contributions made on behalf of such Participant for the Plan Year in question.

          (d) Any dividends which become payable on any life insurance policies or contracts shall be used to reduce the premium on such life insurance policies or contracts.

     (e) In the case of any conflict between the provisions of the Plan and the terms of any life insurance policy or contract, the provisions of the Plan shall control.

                                   ARTICLE XI
                                   ----------

                     AMENDMENTS AND TERMINATION OF THE PLAN
                     --------------------------------------



     11.1 Amendments.
          ----------

          (a) The Employer reserves the right to amend this Plan and all amendments shall be in writing. Amenients to the Plan shall be effective as of the date designated in the amendment or the amended Joinder Agreement, or in the absence of any designation, as of the date of execution.

          (b) No amendment or any other action by the Employer shall divert any assets of the Plan to any purpose other than the exclusive benefit of the Participants or their Spouse or beneficiaries. No amendment shall decrease the vested percentage or amount of a Participant's Accounts.

          (c) All rights under the Plan shall be determined under the terms of the Plan as in effect at the time such determination is made.

          (d) No amendment, unless it expressly provides otherwise, shall be applied retroactively to increase the vested percentage of a former Participant whose employment terminated before the date such amendment became effective unless and until he or she again becomes a Participant and additional Employer Contributions are allocated to the Participant's Accounts.

     11.2 Termination of Plan: Discontinuance of Contributions
          ----------------------------------------------------

          (a) The Plan is intended to be a permanent program, but the Employer reserves the right at any time to terminate the Plan in whole or in part. In the event of any termination or partial termination without the establishment of a successor plan:

               (1) an allocation of amounts being held in suspense under Section
5.2 shall be made in accordance with such Section;

               (2) a Participant shall become fully vested in his Accounts or portion of his Accounts if affected by such termination or partial termination as the case may be; and

               (3) if the Plan or any portion thereof is terminated, the Plan Administrator shall direct the Trustee to liquidate the necessary portion of the Trust Fund and to distribute affected Accounts, less a proportionate share of the expenses of term inaction, to the persons entitled thereto in the manner specified in Article VIII.

          (b) The Employer reserves the right to discontinue in whole or in part, some or all types of Contributions to the Plan. In the event of complete discontinuance of Contributions to the Plan, the Plan and Trust fund shall otherwise remain in full force and effect, and all Accounts affected by such discontinuance shall thereupon become fully vested.

     11.3 Merger.  The Plan shall not be merged with or consolidated with, nor
          ------
shall its assets be transferred to, any other qualified retirement plan unless each Participant would receive a benefit after such merger, consolidation, or transfer (assuming the Plan then terminated) which is of actuarial value equal to or greater than the benefit he would have received from his Accounts if the Plan had been terminated on the day before such merger, consolidation, or transfer.

                                  ARTICLE XII
                                  -----------

                              TOP-HEAVY PROVISIONS
                              --------------------

     12.1 General.  The following provisions shall apply automatically to the
          -------
Plan and shall supersede any contrary provisions for each Plan Year in which the Plan is determined to be a Top-Heavy Plan or a Super Top-Heavy Plan. This Article shall be construed in accordance with the provisions of section 416 of the Code.

     12.2 Definitions.  The following definitions shall supplement those set
          -----------
forth in Article II of the Plan:

          (a) "Aggregation Group" shall mean:
               -----------------

               (1) each plan (including a frozen plan or a plan which has been terminated during the 60-month period ending on the Determination Date) of the Employer or a Related Company in which a Key Employee is a participant,

               (2) each other plan (including a frozen plan or a plan which has been terminated during the 60-month period ending on the Determination Date) of the Employer or a Related Company which enables any plan in which a Key Employee participates to meet the requirements of sections 401(a) (4) or 410 of the Code, and

               (3) each other plan (including a frozen plan or a plan which has been terminated during the 60-month period ending on the Determination Date) of the Employer or a Related Company which is included by the Plan Administrator if the Aggregation Group, including such a plan, would continue to meet the requirements of sections 401(a) (4) and 410 of the Code.

          (b) "Determination Date" shall mean the last day of the preceding Plan
               ------------------
Year; provided, however, that for the first Plan Year it shall mean the last day of that Plan Year. If the Employer or a Related Company maintains any other plan which is aggregated with this Plan under Subsection (a), the "Determination Date" for each of such plans shall be determined in accordance with this Subsection (b), and such plans shall then be aggregated by adding the results for all plans as of the Determination Dates that fall within the same calendar year.

          (c) "Key Employee" shall mean any employee, former employee, or the
               ------------
beneficiaries of such employee or former employees, who at any time during the 60-month period ending on the Determination Date, is:

               (1) an Officer of the Employer having ~imitation Compensation from the Employer and all Related Companies in a Plan Year during such period greater than fifty percent (50%) of the amount in effect under section 415(b)
(1) (A of the Code for the calendar year in which such Plan Year ends;

               (2) one of the 10 employees during the entire 60-month period having Limitation Compensation from the Employer and all related Companies greater than the amount in effect under section 415(c) (1) (A) of the Code and who own, considered as owning within the meaning of section 318 of the Code, the largest interests in the Employer or any related company; provided, however, that such interest exceeds one-half percent (0.5%) of the total ownership of the Employer or Related Company;

               (3) a five-percent (5%) owner of the employer (or an employee who is considered as owning five percent (5%) of the Employer within the meaning of section 318 of the Code)

               (4) a one-percent (1%) owner of the Employer (or an employee who is considered as owning one percent (1%) of the Employer within the meaning of section 318 of the Code) having Limitation Compensation from the Employer and all Related Companies for a Plan Year during such period which is in excess of $150,000.

     The above determinations shall be made in accordance with section 416(i) of the Code. No more than 50 employees or, if less, the greater of three employees or ten percent (10%) of the greatest number of employees, including leased employees within the meaning of section 414(n) of the Code, employed by Employer and all Related Companies during the 60-month period ending on the Determination Date, shall be treated as officers.

          (d) "Non-Key Employee" shall mean any employee or former employee of
               ----------------
the Employer or a Related Company in any Plan Year who is not a Key Employee as to that Plan Year, including the beneficiaries of such persons.

          (e) "Super Top-Heavy Plan" shall mean each plan in an Aggregation
               --------------------
Group if, as of the applicable Determination Date, the Top-Heavy Ratio exceeds ninety percent (90%), determined in accordance with section 416 of the Code.

          (f) "Top-Heavy Plan" shall mean each plan in an Aggregation Group if,
               --------------
as of the applicable Determination Date, the Top-Heavy Ratio exceeds sixty percent (60%), determined in accordance with section 416 of the Code.

          (g) "Top-Heavy Ratio" shall mean the ratio for any Plan Year,
               ---------------
calculated as of the Determination Date of such Plan Year, determined by comparing the amount described in Subsection (g) (1) with the amount described in Subsection (g) (2) after deducting from each such amount any portion thereof described in Subsection (g) (3):

               (1) the sum of (A) the present value to all accrued benefits of Key Employees under all qualified defined benefit plans included in the Aggregation Group, (B) the balances in all of the accounts of Key Employees under all qualified defined contribution plans included in the Aggregation Group, and (C) the amounts distributed from all plans in such Aggregation group to or on behalf of any Key Employee during the period of five Plan Years ending on the Determination Date, and excluding benefits paid on account of death in excess of the accrued benefit or account balances immediately prior to death;

               (2) the sum of (A) the present value of all accrued benefits of all participants under all qualified defined benefit plans included in the Aggregation Group, (B) the balances in all of the accounts of all participants under all qualified defined contribution plans included in the Aggregation Group and (C) the amounts distributed from all plans in such Aggregation Group to or on behalf of any participant during the period of five Plan Years ending on the Determination Date;

               (3) the sum of (A) all Rollover Contributions (or fund-to-fund transfers) to the Plan by an Employee after December 31, 1983 from a plan sponsored by an employer which is not the Employer or a Related Company, (B) any amount that is included in Subsections (g) (1) and (g) (2) for a person who is a Non-Key Employee as to the Plan Year of reference but who was a Key Employee as to any earlier Plan Year, and (C) for Plan Years beginning after December 31, 1984, any amount that is included in Subsections (g) (1) and (g) (2) for a person who had not performed any service for the Employer during the five-year period ending on the Determination Date.

               (4) The present value of accrued benefits under all qualified defined benefit plans included in the Aggregation Group shall be determined on the basis of the 1984 Unisex Mortality Table and an interest rate of seven percent (7%). Solely for the purpose of determining if the Plan or any other plan included in a required Aggregation Group of which this Plan is a part, is top-heavy, the accrued benefit of an Employee other than a Key Employee shall be determined under (A) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer and all Related Companies, or (B) if there is no such method, as if such benefit accrued not more rapidly than at the slowest accrual rate permitted under the fractional accrual method of section 411(b) (1) (C) of the Code.

     12.3 Minimum Contribution for Non-Key Employees.
          ------------------------------------------

          (a) In each Plan Year in which the Plan is a Top-Heavy Plan, each Participant who is a Non-Key Employee and who's actively employed by the Employer on the last day of such Plan year shall receive a total minimum Employer contribution, including forfeitures, under all plans described in Sections 12.2(a) (1) and (a) (2) in an amount which is not less than three
percent (3%) of the Participant's Limitation Compensation.   This minimum
Contribution shall be credited to a Participants Employer Contribution Account. Such Contribution shall be made to each eligible Non Key Employee regardless of the number of Hours of Service such Non-Key Employee completes during the Plan Year, and regardless of the level of Compensation the Non-Key Employee receives during such Plan Year. Salary reduction contributions to such plans made on behalf of a Participant in Plan Years beginning after December 31, 1984 shall be deemed to be Employer contributions for the purposes of this Subsection. Beginning with the first Plan Year which begins after December 31, 1988, a Participant's Deferrals and any Matching Contributions made by the Employer on behalf of a Participant may not be used to satisfy this three percent (3%) of Limitation Compensation contribution.

          (b) The percentage set forth in Subsection (a) shall be reduced to the percentage at which contributions, including Deferrals and forfeitures, are made (or are required to be made) for a Plan Year for the Key Employee for whom such percentage is the highest for that Plan Year. This percentage shall be determined for each Key Employee by dividing the Contribution for such Key Employee by his Limitation Compensation for the Plan Year, determined under
Section 12.5. All defined contribution plans required to be included in an Aggregation Group shall be treated as one plan for the purposes of this Section; provided, however, that this Section shall not apply to any plan which is required to be included in an Aggregation Group if such plan enables a defined benefit plan in the Aggregation Group to satisfy the requirements of section 401(a) (4) or section 410 of the Code.

          (c) If a Non-Key Employee described in Subsection (a) participates in both a defined benefit plan and a defined contribution plan described in Section 12.2(a)(1) and (a)(2), the Employer shall not be required to provide such Non-Key Employee with both the minimum benefit under the defined benefit plan and the minimum benefit under the defined contribution plan. In such event, the Non-Key Employee shall receive the minimum contribution under Subsection (a) in an amount which is not less than five percent (5%) of the Non-Key Employee's annual Limitation Compensation for the Plan Year and not more than the minimum amount required to satisfy the minimum benefit required by section 416 of the Code.

     12.4 Vesting.
          -------

          (a) Change in Schedule.  Each Participant's vested  interest in his
              ------------------
Employer Contribution Account shall be determined in accordance with the following schedule for any Plan Year in which the Plan is a Top-Heavy Plan unless the schedule is set forth in the Joinder Agreement provides more rapid vesting for such Participant:


          Years of
          Service             Percent Vested
          -------             --------------

   less than   2                      0%
               2                     20%
               3                     40%
               4                     60%
               5                     80%
               6 or more            100%

          (b) Shift Out of Top-Heavy Status.  If a Top- Heavy Plan ceases to be
              -----------------------------
a Top-Heavy Plan, the vesting schedule set forth in the Joinder Agreement shall again apply to all Years of Service; provided, however, that a Participant shall maintain the same vested interest in his Employer Contribution Account, determined under the schedule in Subsection (a) as of the date on which the Plan ceases to be a Top-Heavy Plan, until the Participant's vested percentage under the schedule in the Joinder Agreement exceeds the percentage maintained under the schedule in Subsection (a)

          (c) Special Election of Vesting Schedule.  Each Participant with at
              ------------------------------------
least three Years of Service (as described in Section 7.3 of the Plan) at the time that the Plan ceases to be a Top-Heavy Plan may elect to continue to have his vested percentage computed under the Plan in accordance with the vesting schedule set forth in Subsection (a). The period during which the election may be made shall commence on the date on which the Participant is informed that the Plan is no longer a Top-Heavy Plan and shall end 60 days thereafter and the Plan Administrator shall provide each affected Participant with a timely notice thereof.

     12.5 Compensation.  For each Plan Year in which the Plan is a Top-Heavy
          ------------
Plan, the Limitation Compensation of any

Participant for purposes of accruing a benefit under the Plan for that Plan Year shall not exceed $200,000, or such greater amount as may be prescribed by Regulation promulgated by the Secretary of the Treasury. In the case of a Plan Year which is less than 12-consecutive months and in which the Plan is a Top-Heavy Plan, Limitation Compensation shall exclude total taxable income of any Participant in excess of the amount determined by multiplying, $200,000, as adjusted, by a fraction, the numerator of which is the number of full calendar months occurring in such short Plan Year and the denominator of which is 12.

     12.6 Social Security.  For each Plan Year in which the Plan is a Top-Heavy
          ---------------
Plan, the requirements of this Article shall be satisfied without taking to account any Social Security or similar contributions or benefits.

     12.7 Adjustment to Maximum Allocation Limitation.
          -------------------------------------------

          (a) For each Plan Year in which the Plan is (1) a Top-Heavy Plan or
(2) a Super Top-Heavy Plan, and the Employer does not make the election described in Subsection (c) and for which a similar election has not been made as to another plan in the Aggregation Group, the one hundred twenty-five percent (125%) factor in the defined benefit and defined contribution fractions described in Section 5.2(d) shall be reduced to 100%. The adjustment described in this Subsection shall not apply to any Participant during any period in which the Participant earns no additional accrued benefit under any defined benefit plan and has no employer contributions, forfeitures, or voluntary contributions allocated to his accounts under any defined contribution plan.

          (b) In the case of any Top-Heavy Plan to which Section 5.2 applies, "$41,500" shall be substituted for "$51,875" in the calculation of the numerator of the transition fraction in Section 5.2(f).

          (c) If, in any Plan Year in which the Plan is a Top-Heavy Plan but not a Super Top-Heavy Plan, the Aggregation Group described in Sections 12.2(a)(l) and (a) (2) also includes a defined benefit plan, the Employer may elect to use a factor of 1.25 in computing the denominator of the defined benefit and defined contribution fractions described in Article V. In the event of such an election, the minimum Employer contribution described in Section 12.3(a) for each Non-Key Employee who is not covered under a defined benefit plan shall be increased to four percent (4%), and the minimum Employer contribution described in Section 12.3(c) for each Non-Key Employee who is covered under a defined benefit plan shall be increased to seven and one-half percent (7-1/2%).

                                  ARTICLE XIII
                                  ------------

                               GENERAL PROVISIONS
                               ------------------



     13.1 Payments
          --------

          (a) In the event any amount becomes payable under the Plan to a minor or a person who, in the sole judgement of the Plan Administrator, is considered to be unable to give a Valid receipt for the payment by reason of physical or mental condition, the Plan Administrator may direct that such a payment be made to any person found by the Plan Administrator, in its sole judgment, to have assumed the care of the person in question. Any payment made pursuant to such determination shall constitute a full release and discharge of the Plan, the Plan Administrator, the Trustee, the Recordkeeper, the Employer, a Related Company and their officers, directors, employees, agents, and representatives.

          (b) If the Plan Administrator is unable to locate any person to whom a benefit becomes payable under the Plan, the amount payable shall be held under the law until it escheats under applicable law or, alternatively, the Employer may elect that such amount be treated as a forfeiture and allocate such amount to the Plan Participants in accordance with the provisions of Article V; provided, however, that if the amount is treated as a forfeiture and the person to whom the benefit is payable is subsequently located, such forfeited amount, without any earnings thereon, shall be contributed to the Plan by the Employer within one year of location and the amount shall be distributed to such person in accordance with the provisions of Article VIII.

          (c) If the Plan Administrator retains at the Plan's expense a private investigator, other person or service to assist in locating a missing person, all costs incurred for such services shall be paid from the Accounts to which the missing person was entitled.

          (d) All benefits payable under the Plan shall be paid or provided for solely from the Trust Fund, and the Employer assumes no liability or responsibility therefor.

     13.2 Consolidation or Merger of Employer.  In the event of the
          -----------------------------------
consolidation or merger of the Employer with or into any other business entity, or the sale by the Employer of its assets, the successor employer may continue the Plan by adopting the same. If, within ninety (90) days from the effective date of such consolidation, merger, or sale of assets such new corporation, partnership, or Proprietorship does not adopt the Plan, the Plan shall be terminated. Neither the Plan nor its assets or liabilities shall be transferred to any other plan unless immediately after the merger, consolidation, or transfer each Participant would receive, immediately after the merger, consolidation, or transfer, a benefit which is equal to or greater than the benefit he would have received from his Accounts if the Plan had been terminated on the business day immediately before such merger, consolidation, or transfer. This provision shall not be construed as prohibiting the commingling of assets of this Plan and any other qualified plans for investment purposes.

     13.3 Participating Companies.  Any employer may, with the approval of the
          -----------------------
Plan Administrator, adopt the Plan (as to the entire business or as to any one or more divisions or facilities of such employer) effective as of the date it specifies. Adoption shall be accomplished by resolution of the adopting corporation's own board of directors or agreement of its partners or sole proprietor. By its adoption of this Plan, a Participating Company shall be deemed to appoint the Employer, the Plan Administrator appointed by the Employer and the Trustee designated by the Employer its exclusive agent to exercise on its behalf all the power and authority conferred by this Plan or by the Trust Agreement upon the Employer, the Plan Administrator, and the Trustee all as defined herein. The authority of the Employer, the Plan Administrator, and the Trustee to act as such agent shall continue until the Plan is terminated as to the Participating Company and the relevant trust fund assets have been distributed as herein provided. The Participating Company may terminate its participation in the Plan at any time by action of its board of directors or agreement of its partners or sole proprietor.

     13.4 Termination of Employment
          -------------------------

          (a) A person's employment shall not terminate on account of an authorized leave of absence, sick leave, vacation, or on account of a military leave described in Subsection (b), a direct transfer between the Employer and a Related Company, or a temporary layoff for lack of work; provided, however:

               (1) if a temporary layoff for lack of work continues beyond the period allowed under applicable personnel policies of the Employer, a person's employment shall terminate as of the last day of such period; and

               (2) failure to return to work upon expiration of any leave of absence, sick leave, vacation, or military leave within the time period allowed under applicable personnel policies of the Employer after recall from a temporary layoff for lack of work shall be considered a resignation effective as of the expiration of such leave of absence, sick leave, vacation, military leave, or temporary layoff.

          (b) Any Employee who leaves the Employer directly to perform service in the Armed Forces of the United States or in the United States Public Health Services under conditions entitling the Employee to reemployment rights as provided in the laws of the United States shall be considered to be on military leave. An Employee's military leave shall expire if such Employee voluntarily resigns from the Employer during such leave, or if he fails to make application for reemployment rights. In such event, the individual's employment shall terminate by resignation on the day such military leave expired.

     13.5 Corrective Contributions.  To the extent required by an order of a
          ------------------------
court of competent jurisdiction, or a settlement, or agreement granting back pay, the Employer shall make corrective Contributions, subject to the applicable limitations on deductible Contributions and maximum Annual Additions, to the Plan. On a voluntary basis, the Employer may also make such Contributions in order to correct mistakes made in distributing or crediting amounts to one or more Accounts. Any such Contributions shall be allocated or credited as specified by the Employer.

     13.6 Limitation on Rights of Employees.  Except as provided in any
          ---------------------------------
applicable basic labor agreement, the Plan is strictly a voluntary undertaking on the part of the Employer and shall not constitute a contract between the Employer and any employee, or consideration for, or an inducement or condition of, the employment of an employee. Except as otherwise required by law or such an employment agreement, nothing contained in the Plan shall give any employee the right to be retained in the service of the Employer or to interfere with or restrict the right of the Employer, which is hereby expressly reserved, to discharge or retire any employee at any time, with or without cause. Except as otherwise required by law, inclusion under the Plan will not give any employee any right or claim to any benefit hereunder except to the extent such right has specifically become fixed under the terms of the Plan and there are Trust Funds available to pay the benefit.

     13.7 Nonalienation of Benefits.
          -------------------------

          (a) Except as otherwise provided in Subsection (b), the payments, benefits, or rights of any Participant, Spouse, or beneficiary shall not be subject to assignment, alienation, or the claim of any creditor. To the fullest extent permitted by law, all such payments, benefits, and rights shall be free from attachment, alienation, garnishment\\1\\ or any other legal or equitable process available to any creditor of such Participant, Spouse, or beneficiary. Except as provided in Section 4.9, no Participant's Spouse or beneficiary shall have the right to alienate, anticipate, commute, pledge, encumber, or assign any of the benefits or payments under the Plan, except that such person shall have the right to designate a beneficiary or beneficiaries as hereinabove provided.

          (b) (1) All rights and benefits, including elections, provided to a Participant in this Plan, shall be subject to the rights afforded to any alternate payee under a qualified domestic relations order (as those terms are defined in section 414(p) of the Code), including any other domestic relations orders permitted to be treated as a qualified domestic relations order under the
provisions of the Code and ERISA   The Plan Administrator shall establish a
written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders.

              (2) To the extent provided under a qualified domestic relations order, a former spouse of a Participant shall be treated as the Spouse of a Participant for all purposes under this Plan.

              (3) The Plan Administrator shall have the right to use a Participant's Accounts to satisfy a federal tax levy assessed against the Participant pursuant to section 6331 of the Code.

     13.8 Duty to Provide Data.
          --------------------

          (a) The Employer, a Related Company, and every other person with an interest in the Plan or claiming benefits under the Plan shall furnish the Plan Administrator on a timely and accurate basis with such documents, evidence, or information as the Plan Administrator in its discretion deems necessary or desirable for the purpose of administering the Plan. The Plan Administrator may postpone payment of benefits until such documents, evidence, or information has been furnished.

          (b) Every Participant and other person claiming a benefit under this Plan shall give written notice to the Plan Administrator of his post office address and each change of post office address. Any communication, statement, or notice addressed to such person at his latest post office address, as filed with the Plan Administrator will, on deposit in the United States mail with postage prepaid, be binding upon such person for all purposes of the Plan. The Plan Administrator, the Employer, a Related Company, and all Plan fiduciaries shall not be obliged to search for, or to ascertain, the whereabouts of any person who fails to give notice of his correct address.

     13.9 Service of Process.  The Plan Administrator is hereby designated as
          ------------------
agent for the service of legal process on the Plan.

     13.10  Governing Law.  The Plan and Trust shall be interpreted,
            -------------
administered, and enforced in accordance with the Code and ERISA, and rights of Participants, former Participants, Spouses, beneficiaries, and all other persons shall be determined in accordance therewith; provided, however, that, to the extent that state law is applicable, the laws of the state in which the Employer's principal place of business is located shall apply.

     13.11  Titles.  Titles are provided herein for convenience only and shall
            ------
not serve as a basis for interpretation or construction of the Plan or Trust Agreement.

     13.12  References.  Unless the context clearly indicates to the contrary, a
            ----------
reference to a Plan or Trust Agreement provision, statute, regulation, or document shall be construed as referring to any subsequently enacted, adopted, or executed counterpart.

                                SCHEDULE A                                 EQ-HS

                       PETROLEUM DEVELOPMENT CORPORATION
                       ---------------------------------

                          SAVINGS AND PROTECTION PLAN
                               JOINDER AGREEMENT

     The Employer desires to adopt the Savings and Protection Plan to which this Joinder Agreement is a Schedule.

     The special features applicable to the Plan are set forth in this Joinder Agreement. These provisions shall take precedence over any contrary terms of the Plan.

A.   GENERAL INFORMATION
     -------------------

     (1) Name of Employer: Petroleum Development Corporation
                           ---------------------------------

Employer is successor to:    N/A
                             ------------------

Employee's service with the Employer's predecessor shall be recognized for eligibility, participation, and vesting purposes (choose one):


     Yes_____  No_____   N/A

(2)  This is (choose one):

     (a)  _____ new plan:  Effective Date:_____________

     (b)      x    amendment to existing plan.
          --------

     Effective Date of amendment: January 1. 1989
                                  ---------------

     Original effective date of Plan: May 1, 1987
                                      -----------

(3)  Employer's fiscal (taxable) year:  1/1-12/31
                                        ---------

(4)  Plan Year: 1/1 - 12/31 Plan Number: 001
                -----------              ---

(5)  Limitation Year (if other than the Plan Year):

B.   ELIGIBILITY. RETIREMENT AGE. AND COMPENSATION
     ---------------------------------------------

     (6) Service Required to Participate:  Eligibility service shall be
         -------------------------------
calculated on the Hours of Service basis.

     (7) (a)  Service Requirement:  To participate, an Eligible Employee (see
              -------------------
Item 7(b)) must have completed (choose one):
     (1)  ___  ______ month(s) of service (up to 11 months)
     (2)    X  one Year of Service
           --

(If less than one Year of Service is required, an Eligible Employee must be continuously employed for the number of months specified above. The Eligible Employee shall not be required to complete a stated number of Hours of Service.)

     (b) Covered Positions:  An employee will become a Participant in the Plan
         -----------------
only if he has attained age 19 (not greater than age 21), and he also meets the following special requirements (choose as many as desired):

     (1) ___  all employees, including part-time employees, as defined in
Section 2.20 of the Plan

              X  the employee is a salaried employee
              -

              X  the employee is an hourly employee the employee is a
              -
commissioned salesperson

                 the employee is a part-time employee (as defined in Section
             --
2.20 of the Plan)

                 other: _________
             --

     (2) ___ the employee is a union employee (whose collective bargaining agreement provides for participation hereunder)

                 the employee is a non-union employee
             --

                 the employee is either a non-union or a union employee
             --

                 not applicable (the Employer has no union employees)
             --

     (3) __ the employee is a leased employee (as defined in section 414(n) of the Code)

(8)  Early Retirement:  shall be age 591/2 (not earlier than age 55).
     ----------------                -----

(9)  Normal Retirement Date:  shall be age 65 (not earlier than 60 and not later
     ----------------------
     than 65).

(10) Entry Dates:  January 1 and JulY 1 (generally, the first day of the Plan
     ------------  ---------     ------
     Year and the first day of the seventh month of the Plan Year). In addition, the Effective Date of this Plan shall be an Entry Date in the first Plan Year.


C.   PARTICIPANT DEFERRALS AND EMPLOYER CONTRIBUTIONS
     ------------------------------------------------

     (11) Participant Deferrals:  Each Participant shall be entitled to defer
          ---------------------
from 2% to 20% (specify allowable whole percentages) of his Compensation for the
     --    ---
period in question by electing to have the Employer contribute the Deferral to the Participant's 401(k) Account instead of paying the deferred amount to the Participant in cash.

     (12) Participant Rollovers:  Participants may make rollover contributions:
          ---------------------

     Yes      X    No _____
            -----

(13) Matching Contributions:  Participant Deferrals with respect to which
     ----------------------
Matching Employer Contributions are to be made are referred to as "Matchable Deferrals." Choose one of the following options:

     (a) ___  the Employer shall not match a Participant's
                                 ---
               Deferrals.
     (b)  X   the Employer shall, at its discretion, match
         ---
               a Participant's Deferrals in an amount to be
               determined by the Employer which shall be
               allocated among Participants entitled to
               Contributions under Item 16 for the Plan Year in proportion to their Matchable Deferrals for the Plan Year. In making this allocation (choose one):
         (1)    X  all of a Participant's Matchable
               ---
               Deferrals will be taken into account.

          (2) ___ only a Participant's Matchable Deferrals not in excess of $_________ or _____% of Compensation shall be taken into account.

     (c) _____ the Employer shall match a Participant's Deferrals in the following manner:


               (1)   X   an amount which is equal to _____% of the
                   ----
                         Matchable Deferrals of each Participant
                         entitled to Matching Contributions under
                         Item 16 for the Plan Year.

               (2) ____  _____% of the Matchable Deferrals,
                         provided that such Matching Contribution does not exceed $___________ or _____% of the Participant's Compensation for the
                         period in question for each Participant
                         entitled to matching Contributions under
                         Item 16 for the Plan Year.

In no event shall a Matching Contribution under (b) or (c) above exceed the lesser of (1) the maximum amount which may be contributed as Deferrals under Code section 402(g) for such Plan Year, or (ii) the amount determined in (b) or
(c) above.

     (14) Basic Employer Contributions (i.e., non-Matching Contributions)
          ----------------------------
(choose one):

          (a) ___  the Employer shall not make Basic Contributions.
                                      ---
          (b)  X   the Employer shall contribute (choose one):
              ---
               (1)  X    a discretionary amount to be determined by
                   ---
                         the Employer and allocated in the proportion that each eligible Participant's Compensation for the period in question bears to the total Compensation of all eligible Participants for the period in question.

               (2) ___ $__________ for all Participants who meet the requirements of Item 16 for the Plan
                         Year.

               (3)  ____ an amount equal to _____% of the
                         Compensation of all Participants who meet the requirements of Item 16 for the Plan
                         Year.

     (15) Basic and Matching Contributions (choose one):
          --------------------------------
          (a) ____  shall not exceed the Net Profits of the
                    Employer.
          (b)   X   may exceed the Net Profits of the Employer.
              ----

     (16) Eligibility for Employer Contributions:  Each Eligible Employee
          --------------------------------------
employed during the Plan Year shall be eligible to share in Basic Contributions if the Eligible Employee receives Compensation and is employed by the Employer on the last day of the period for which such Contribution is made. Each Participant employed during the Plan Year who made Matchable Deferrals shall be eligible to share in Matching Contributions if the Participant is employed by the Employer on the last day of the period for which the Contribution was made.

D.   ALLOCATION OF AMOUNTS TO PARTICIPANT ACCOUNTS
     ---------------------------------------------

     (17) Participant Deferrals:  A Participant's Deferrals shall be credited to
          ---------------------
the Participant's 401(k) Account as of the date the Deferrals are deducted by the Employer from the Participant's Compensation, but without any portion of the gains or losses of the Trust Fund earnings thereon until such time as they are invested by the Trustee.

     Qualified Nonelective Contributions shall be allocated to the Qualified Nonelective Contribution Accounts of the Eligible Employees who are not Highly Compensated Employees in the Plan Year for which the Qualified Nonelective Contributions are made and shall be allocated to the Qualified Nonelective Contribution Account of each such Eligible Employee in the proportion that his Compensation for the Plan Year bears to the Compensation of all such Eligible Employees for the Plan Year.

     (18) Matching Contributions:  Matching Contributions for the period in
          ----------------------
question, if any, shall be credited to a Participant's Employer Contribution Account in accordance with Item 13 as of the last day of the period for which they are made, but without any portion of the gains or losses of the Trust Fund or earnings thereon until such time as they are invested by the Trustee.

     Qualified Matching Contributions shall be allocated to the Qualified Matching Contribution Accounts of the Participants who are not Highly Compensated Employees in the Plan Year for which the Contributions shall be allocated to the Qualified Matching Contribution Participant in the proportion that his Salary Reduction Savings for the Plan Year bears to the Salary Reduction Savings of all such Participants for the Plan Year.

     (19) Basic Contributions:  Basic Contributions shall be made as of the last
          -------------------
day of the period specified by the Plan Administrator. Basic Contributions made in accordance with Item 14(b) (1) shall be allocated to the Employer Contribution Account of each Eligible Employee who meets the requirements of
Item 16 of the Joinder Agreement as of the last day of the period for which the Contributions are made, in the method specified in Item 14.

     (20) Forfeitures:  Forfeitures, if any, shall (choose one):
          -----------
          (a)  X    be applied to increase benefits by adding them
              ---   to and allocating them with Basic Contributions.
                    If there are no Basic Contributions under this Plan, forfeitures will be allocated to the Employer Contribution Accounts of eligible
                    Participants on a pro-rata basis in the
                    proportion that each eligible Participant's
                    Compensation bears to the total Compensation of all eligible Participants.

          (b)       be applied to reduce the amount the Employer is
              ---   required to contribute for the year.

A Participant shall be eligible to share in forfeitures if the Participant is employed by the Employer on the last day of the period for which the forfeitures are being made.

E.   CHANGES IN PARTICIPANT DEFERRAL RATES
     -------------------------------------

     (21) Timing of Changes:  A Participant may suspend his Deferrals at any
          -----------------
time and, following a suspension, the Participant may resume making Deferrals at such time as the Plan Administrator specifies, but in no event later than one year following the filing of an election to resume Deferrals. In addition, Participants may change their Deferral rate at such times as the Plan Administrator specifies.

     (22) Effective Date of Change:  A change in Deferral rate shall become
          ------------------------
effective on the date the Plan Administrator specifies, but in no event later than one year following the filing of an election for a new Deferral rate.

F.   VESTING
     -------

     (23) Service for Vesting Purposes:  Vesting credit shall be determined
          ----------------------------
under the Hours of Service method. A Participant's 401(k) and Rollover Accounts shall at all times be fully vested. A Participant's Employer Contribution Account shall vest as follows (choose one):

          (a)  X   full and immediate vesting
               -

          (b)  _____ "2-20" vesting
                                    Vested
               Years of Service     Percentage
               ----------------     ----------
               less than 2             0%
               2                     20%
               3                     40%
               4                     60%
               5                     80%
               6 or more            100%


          (c)  _____ "3-20" vesting

                                         Vested
               Years of Service          Percentage
               ----------------          ----------
               less than 3                  0%
               3                           20%
               4                           40%
               5                           60%
               6                           80%
               7 or more                 100%

          (d) _____ "cliff" vesting. Full vesting after _____ years of service (not to exceed five), with no interim vesting.

(N.B. The schedules in (c) and (d) above may only be used if the Plan is not "top-heavy".)

If this Plan is meant to be an amendment of an existing plan (see Item 2), and if the vesting schedule of the predecessor plan document is to be used with respect to account balances prior to the effective date of the amendment, that vesting schedule must be specified below:

               Years of Vesting  Vested
                      Service Percentage
                      ------- ----------
                     1              ___%
                     2              ___%
                     3              ___%
                     4              ___%
                     5              ___%
                     6              ___%
                     7              ___%
                     8              ___%
                     9              ___%
                    10              ___%
                    11              ___%
                    12              ___%
                    13              ___%
                    14              ___%
                    15              ___%
          Years of Service to be excluded for vesting purposes:(specify):

G.   INVESTMENTS
     -----------

     (24) Investment Funds:  Accounts may be invested in one or more of the
          ----------------
following investment funds:

          (a)  fixed income investment fund
          (b)  common stock investment fund
          (c)  balanced investment fund
          (d)  aggressive stock investment fund
          (e)  individual life insurance policies or contracts

     (25) Investment Elections:  Subject to the rules established by the Plan
          --------------------
Administrator, if more than one investment fund is being offered (as determined by the Employer), Participants may choose how their Accounts are to be invested. To the extent a Participant fails to elect an investment fund properly, such Participants Accounts shall be invested in the fixed income investment fund.

H.   MISCELLANEOUS
     -------------

     (26) Compensation:
          ------------

          (a) Compensation shall be defined as:

               (1) an employee's compensation as described in
                    (S)414(s); or

               (2) an employee's Limitation Compensation; or

           X   (3)  an employee's total taxable income paid by the
           -
                    Employer, exclusive of:
                    (A)  overtime
                    (B)  bonuses

                    If this Item (a) (3) is selected, notwithstanding the foregoing, Compensation for a given Plan Year shall be the total wages of a Participant that would be required to be reported on the Participant's Form W-2 for income tax purposes if, for that Plan Year, the definition given in this Item 26(a) (3) does not meet the compensation percentage test. The definition given in this Item 26 (a) (3) meets the compensation percentage test for a given
                    Plan Year if the compensation percentage for the Highly Compensated Employees is not more than the compensation percentage for all other
                    Eligible Employees. The compensation percentage for a group of individuals is the average of the ratios, calculated separately for each individual in the group, of (a) the individual's compensation as defined in this Item 26(a) (3) for the Plan Year in question to (b) the total wages that would be required to be reported on the individual's Form W-2 for income tax purposes for the Plan Year in question.

     (b) For Plan Years beginning prior to January 1, 1992, Compensation:

               (1) shall

            X  (2) shall not
            -

include Compensation earned by an employee prior to the date on which he becomes eligible to participate in the Plan under Section 3.1(a).

     (27) Hardship Withdrawals:  For purposes of Section 4.8 of the Plan, the
          --------------------
determination as to whether a Participant is undergoing a hardship shall be determined under either (a) or (b) as follows:

       X  (a) The Participant shall submit to the Plan Administrator a written
       -
request for a hardship withdrawal. The Participant's application shall represent that the withdrawal is to be made for one or more of the following purposes:

               (1) to pay medical expenses incurred by the Participant or his spouse or any of his dependents, not reimbursed by insurance or otherwise;

               (2) to purchase a principal residence for the Participant (but not to pay mortgage payments);

               (3) to pay tuition and related educational fees for the next twelve months of post-secondary education for the Participant or his spouse or any of his children or dependents;

               (4) to prevent the eviction of the Participant from his principal residence or to prevent the foreclosure on the mortgage of his principal residence.

               For the purposes of this Item 27(a), the term
          "dependent" shall have the meaning given to it by section 152 of the Code.

               A withdrawal shall not be permitted under this Item
          27(a) for any reason not listed above, unless the Commissioner of Internal Revenue expands the list of "deemed immediate and heavy financial needs" set forth in IRS Reg. (S)1.401(k)- 1(d)(2)(iv)(A), in which event withdrawals shall be permitted for the additional reason(s) described by the Commissioner.

          The amount of the Participant's withdrawal may not exceed the amount necessary to meet the Participant's hardship (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution).

_____ (b) If a Participant does not qualify for a hardship withdrawal because he does not meet one of the requirements of Item 27(a), a hardship withdrawal may be permitted if the Committee decides that the Participant's hardship meets written standards set by the Committee and administered on a nondiscriminatory basis.


(28) Distribution Costs:  Costs associated with the distribution of benefits to
     ------------------
     a Participant, Spouse, or beneficiary will be paid (choose one):

     (a)  _____ by the Employer.
     (b)  X    from the amount to be distributed to the  Participant, Spouse, or
          -
beneficiary.


(29) Other Special Provisions: (add additional sheets, if necessary):
     ------------------------


                                      Petroleum Development Corporation
----------------------------------    ---------------------------------
Date                                  Employer's Name

                                               Dale G. Rettinger,
Attest:Steven R. Williams, President      By:  Executive VP
       -----------------------------           ------------------------
       Name and Title                          Name and Title



/s/ Steven R. Williams                    By:  /s/ Dale G. Rettinger
-------------------------                      ------------------------
     Signature                                 Signature

                                AMENDMENT NO. 1

                                     To The

                       PETROLEUM DEVELOPMENT CORPORATION

                          SAVINGS AND PROTECTION PLAN


     WHEREAS, Petroleum Development Corporation adopted the Petroleum Development Corporation Savings and Protection Plan (the "Plan/11/) for its employees, effective May 1, 1987; and

     WHEREAS, the Plan has been amended from time to time, and was amended and restated effective January 1, 1989; and

     WHEREAS, the Company now wishes to further amend the Plan in order to comply with certain requirements of the Unemployment Compensation Amendments of 1992 and the Omnibus Budget Reconciliation Act of 1993 through the adoption of model language proposed by the Internal Revenue Service in Rev. Proc.93-12 and Rev. Proc. 94-13 respectively; and

     NOW, THEREFORE, the Plan is hereby amended, effective January 1, 1994 as follows:

     I. Section 2.13 is amended by the addition of the following paragraph at the end of the Section:

     "In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a) (17) (B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under section 401(a) (17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

     If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000."



     II.  Section 8.5 is added to Article VIII and shall provide as follows:

     Section 8.5  Direct Rollover.  This Section applies to distributions made
                  ---------------
on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          (a) An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401 (a)
(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

     (b) An eligible retirement plan is an individual retirement account described in section 408(a) of the Code an individual retirement annuity described in section 408(b') of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

     (c) A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributes with regard to the interest of the spouse or former spouse.

     (d) A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

     IN WITNESS WHEREOF, Petroleum Development Corporation has authorized its duly appointed officers to execute this Amendment No. 1 this 31st day of December, 1994.



SEAL                          PETROLEUM DEVELOPMENT
                              CORPORATION


                              By:   /s/ Steven R. Williams
                                    ----------------------
                                    President



Attest:   s/s Dale G. Rettinger
          ---------------------
          Assistant Secretary

                                AMENDMENT NO. 2

                                     TO THE

                 PETROLEUM DEVELOPMENT CORPORATION 401(K) PLAN



     WHEREAS, Petroleum Development Corporation (the "Company") adopted the Petroleum Development Corporation 401(k) Plan (the "Plan") for its employees, effective May 1, 1987; and

     WHEREAS, the Plan has been amended from time to time, and was amended and restated effective January 1, 1989; and

     WHEREAS, the Company now wishes to amend the Plan further;

     NOW, THEREFORE, the Plan is hereby amended, effective May 1, 1996 as follows:

     I. Subsections H.29(a), (b), and (c) are added to the Joinder Agreement to provide as follows:

          (a) Effective May 1, 1996, Riley Natural Gas Company is a Related Company.

          (b) Except for purposes of Sections C.l1, 13, and 14 of this Joinder Agreement, all service with Riley Natural Gas Company prior to May 1, 1996 shall be treated as if it were employment with the Employer.

          (c) The first Entry Date for Employees of Riley Natural Gas Company will be May 1, 1996.

     II.  Section 3.3 of the Plan is amended to include the following sentence:

          For purposes of Article III, service with Riley Natural Gas Company prior to May 1, 1996 shall be treated as if it were employment with the Employer.

     IN WITNESS WHEREOF, the Company has authorized its duly appointed officers
to execute this Amendment No. 2 this   1st   day of   June   1996.
                                     -------        --------



[SEAL]                   PETROLEUM DEVELOPMENT
                         CORPORATION



                         By:  /s/ Steven R. Williams
                              ----------------------
                              President



Attest:   /s/ Dale G. Rettinger
          ---------------------
          Assistant Secretary



                                      -2-